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                                                                 EXHIBIT 10.10.1

                                     [LOGO]



             STANDARD PURCHASE AND ASSUMPTION TERMS AND CONDITIONS

                                 THETA VERSION

                                 JULY 26, 1993

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             STANDARD PURCHASE AND ASSUMPTION TERMS AND CONDITIONS

          THESE STANDARD PURCHASE AND ASSUMPTION TERMS AND CONDITIONS (Theta Version July 26, 1993) are the standard terms and conditions under which the Resolution Trust Corporation, in its capacity as receiver of a failed savings association (in such capacity, the "Receiver") shall enter into a purchase and assumption transaction with a depository institution (the "Assuming Institution") that wishes to purchase and assume certain assets and liabilities of such failed savings association.

          Upon acceptance of the Assuming Institution's bid, the Receiver and the Assuming Institution shall enter into a Purchase and Assumption Agreement in substantially the form attached as Exhibit A, B or C hereto, as appropriate. Except as expressly set forth therein, such Purchase and Assumption Agreement shall incorporate by reference all of the terms and conditions set forth herein.

                                   ARTICLE I

                                  DEFINITIONS

          Certain Defined Terms.  As used herein, the following capitalized
          ---------------------
terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     1.1  "Affiliate" shall have the meaning set forth (i) in Section 2(k) of
           ---------
the Bank Holding Company Act of 1956, as amended, 12 U.S.C. Section 1841(k); or
(ii) in subsection (a)(1)(H) of Section 10 of the HOLA, 12 U.S.C.
Section1467a(a)(1)(H), whichever is applicable.

     1.2  "Agreement" shall mean the Purchase and Assumption Agreement between
           ---------
the Receiver and the Assuming Institution in substantially the form attached as Exhibit A, Exhibit B or Exhibit C hereto, as such Agreement may be amended or supplemented from time to time.

     1.3  "Asset" shall have the meaning set forth in Section 9.1.
           -----

     1.4  "Association Closing" shall have the meaning set forth in the
           -------------------
Agreement.

     1.5  "Book Value" shall mean the dollar amount of any asset or liability
           ----------
stated on the Books of the Failed Association as of Association Closing on an unconsolidated basis, after adjustment by the Receiver for any differences in accounts, suspense items, unposted debits and credits and other similar adjustments and corrections. With respect to any asset, "Book Value" shall be
                                                          ----------
determined exclusive of any loss reserves, and shall be reduced by any unearned discount on add-on interest installment loans or loans in process, all as reflected on the Books of the Failed Association as of the Association Closing, but shall not otherwise be adjusted for unearned income.

                                       1
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     1.6  "Book Value Purchase Price" shall mean (a) for any asset transferred
           -------------------------
at the Book Value Purchase Price under Section 3.1(h) (other than any Delinquent asset), the sum of (i) the Book Value thereof multiplied by the applicable percentage set forth in Schedule A, plus (ii) one hundred percent (100%) of the
                                    ----
accrued but unpaid interest thereon (at the rate borne by such asset) as of Association Closing; (b) for any Delinquent asset transferred at the Book Value Purchase Price under Section 3.1(h), the sum of the Book Value thereof plus all
                                                                       ----
accrued but unpaid interest thereon (at the rate borne by such asset) as of Association Closing multiplied by the applicable percentage set forth in Schedule A, and (c) for any other asset transferred at the Book Value Purchase Price, the sum of (i) the Book Value thereof, plus (ii) one hundred percent
                                              ----
(100%) of the accrued but unpaid interest thereon (at the rate borne by such asset) as of Association Closing.

     1.7  "Books" shall mean, with respect to any Person, the general ledger of
           -----
such Person and any related subsidiary ledger.

     1.8  "Brokered Deposit" shall mean a Deposit obtained, directly or
           ----------------
indirectly, by or through any Person acting as a Deposit Broker, as defined in
Section 29(g) of the FCI Act, as amended, 12 U.S.C. 1831f(g).

     1.9  "Business Day" shall mean a day on which the Assuming Institution is
           ------------
open for business and which is not a Saturday, Sunday or Federal holiday.

     1.10 "Cash Collateralized Loan" shall mean any Loan which is fully secured
           ------------------------
by a pledge of one or more Deposits assumed by the Assuming Institution pursuant to Section 2.1.

     1.11 "Corporation" shall mean the Resolution Trust Corporation in its
           -----------
corporate capacity.

     1.12 "Cut-Off Date" shall mean (a) for any asset or asset portfolio put
           ------------
back to the Receiver pursuant to the Assuming Institution's putback rights under the Agreement, the date specified in the Assuming Institution's notice of its intent to put back such asset or asset portfolio, which shall be nor more than five (5) Business Days prior to the Option Exercise Date for such asset or asset portfolio, and (b) for any asset repurchased by the Receiver pursuant to its repurchase rights under the Agreement, the Option Exercise Date for such asset.

     1.13 "Data Processing Equipment" shall mean the central computer system
           -------------------------
owned or leased by the Failed Association, if any, and all related hardware and software, and shall include all peripheral equipment related thereto, including, without limitation, remote terminals and networked personal computers.

     1.14 "Dedicated Personnel" shall have the meaning set forth in Section
           -------------------
9.3(a).

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     1.15 "Delinquent" shall mean (a) with respect to any Loan, a Loan whose
           ----------
outstanding principal or interest is sixty (60) days or more past due under the terms of the relevant loan agreement, and (b) with respect to any Other Loan Interest, any Other Loan Interest as to which, as of Association Closing, the aggregate principal balance of all loans in the related group or pool which are sixty (60) days or more past due under the terms of the relevant loan agreement exceeds ten percent (10%) of the aggregate principal balance of all loans in such group or pool; for purposes of this definition, one or more loans subject to the same participation agreement shall be deemed to be a "related group" of loans.

     1.16 "Deposit" shall mean a deposit as defined in Section 3(l) of the FDI
           -------
Act, as amended, 12 U.S.C. Section 1813(l), including without limitation all uncollected items included in the depositors' balances and credited on the Books of the Failed Association.

     1.17 "Derivative Mortgage Security" shall mean any other Loan Interest
           ----------------------------
which was created by dividing or reallocating the cash flows from a pool of mortgage loans into various parts and which is part of a series of instruments related to such pool, at least one of which has performance characteristics substantially different from the underlying mortgage loans, including, by way of example but without limitation, Interest Only securities ("IOs"), Principal Only securities ("POs"), sequential tranches, residuals and other like instruments.

     1.18 "Disqualifying Event" shall mean, with respect to any Loan or Other
           -------------------
Loan Interest, any of the following actions taken by the Assuming Institution without the written consent of the Receiver with respect to such Loan or Other Loan Interest:

               (i) Any advance of funds or credit (including additional indebtedness drawn as part of a line of credit or created by means of an overdraft) to any borrower or other obligor on such Loan or Other Loan Interest, and any commitment to advance any funds or credit to any such borrower or other obligor; or

               (ii) Any modification, extension, forgiveness, or other material change in the terms and conditions of such Loan or Other Loan Interest, including, but not limited to, any change in the term, interest rate, or method of computation of interest (other than interest adjustments required under the Loan or Other Loan Interest terms); or

               (iii) Any release of collateral (other than a release of collateral made in connection with the substitution of new collateral of equivalent value or a release of collateral in connection with a reduction by cash payment in the outstanding principal balance of a Loan or Other Loan Interest, provided that after such release such balance is fully
                    --------
     secured by a valid first Lien), foreclosure or other change

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     in the collateral position which the Failed Association held at Association
     Closing with respect to such Loan or Other Loan Interest;

provided, however, that the term "Disqualifying Event" shall not include:
--------  -------

          (a) Any advance of funds or credit with respect to any Loan if such advance (i) is made in accordance with prudent banking standards and practices, and (ii) is used to remove a prior Lien on any collateral securing such Loan or Other Loan Interest for taxes due but not yet paid, or for the payment of premiums on insurance obtained in respect of any such collateral, including, without limitation, title insurance, public liability insurance, and fire insurance; or

          (b) Any advance of funds or credit with respect to any Loan or Other Loan Interest identified on Schedule A as a Loan or Other Loan Interest as to which further advances are permissible if such advance (i) is made in accordance with prudent banking standards and practices, and (ii) together with all other advances made by the Assuming Institution in respect of such Loan or Other Loan Interest, does not exceed the unfunded portion (as of Association Closing) of any commitment of the Failed Association to provide additional funding to or on behalf of the borrower (which unfunded commitment is not assumed by the Assuming Institution under the Agreement).

     1.19 "FDI Act" shall mean the Federal Deposit Insurance Act, as amended, 12
           -------
U.S.C. Section 1811 et seq.
                    -- ---

     1.20 "FHLMC" shall mean the Federal Home Loan Mortgage Corporation.
           -----

     1.21 "FNMA" shall mean the Federal National Mortgage Association.
           ----

     1.22 "Failed Association" shall mean the failed savings association more
           ------------------
specifically described in the Agreement.

     1.23 "Final Pro Forma Adjustment Settlement Date" shall mean the first
           ------------------------------------------
Business Day following the expiration of one hundred eighty (180) calendar days after Association Closing, subject to extension by written agreement of the Parties.

     1.24 "First Mortgage Loan" shall mean any Loan secured by a mortgage, deed
           -------------------
of trust or similar instrument creating a First Lien on real property containing from one to four family residential units; as used herein, "First Lien" shall mean a Lien which has priority over any other Lien on the real property covered thereby, other than (a) Liens for real estate taxes and special a

                                       4
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ssessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording such mortgage, deed of trust, or similar instrument, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the Loan, and (c) other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by such mortgage, deed of trust, or similar instrument.

     1.25 "Fixtures" shall mean those improvements, additions, alterations and
           --------
installations constituting a part of the Owned Association Premises which were acquired, added, built, installed or purchased at the expense of the Failed Association, regardless of the holder of legal title thereto as of Association Closing.

     1.26 "Furniture and Equipment" shall mean furniture and equipment that is
           -----------------------
owned or leased by the Failed Association as of Association Closing, and shall include, without limitation, furniture, office machinery, automated teller machines, shelving, office supplies and artwork; provided, that "Furniture and
                                                 --------
Equipment" shall not include (a) any Data Processing Equipment, or (b) any repossessed assets.

     1.27 "GNMA" shall mean the Government National Mortgage Association.
           ----

     1.28 "Government-Backed Mortgage Security" shall mean any Other Loan
           -----------------------------------
Interest which represents an interest in or is secured by a pool of one or more mortgage loans or interests therein and which is issued or guaranteed by the United States government or by any Person controlled or supervised by, and acting as an instrumentality of, the United States government pursuant to authority granted by the Congress of the United States, including, without limitation, FNMA, GNMA and FHLMC.

     1.29 "hereof," herein," "hereto," "hereunder and the like shall mean and
           ------   ------    ------    ---------
refer to the Agreement as a whole (including these Standard Terms, incorporated in the Agreement by reference), and not merely to the specific section, paragraph or clause in which the respective word appears.

     1.30 "HOLA" shall mean the Home Owners' Loan Act, as amended, 12 U.S.C.
           ----
1461 et seq.
     -- ---

     1.31 "Holding Company" shall mean any Person that is subject to the Bank
           ---------------
Holding Company Act of 1956, as amended, or Section 10 of the HOLA, as the case may be, as a result of its ownership or control of all or any portion of the outstanding capital stock of the Assuming Institution.

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     1.32 "Indemnity Agreement" shall mean the Indemnity Agreement of even date
           -------------------
with the Agreement by and between the Corporation and the Assuming Institution, entered into in connection with the Agreement.

[Note: The following section shall be included in the Agreement if the Assuming Institution is acquiring only the Insured Deposits of the Failed Association (rather than all Deposits). The Agreement will specify if this section is excluded.]

    [1.33 "Insured Deposit" shall mean any Deposit which is an insured deposit
           ---------------
as that term is defined in Section 3(m)(1) of the FDI Act, 12 U.S.C. Section 1813(m)(l), and related regulations, 12 C.F.R. Part 330, and as determined in the sole discretion of the Corporation. In the event that a depositor's Deposits with the Failed Association are in excess of the amount insured pursuant to 12 U.S.C. 1813(m)(l), for purposes of determining which Deposits transfer under Section 2.1(a), Deposits shall be ranked, as to each depositor, in order of priority from Deposit accounts of the Failed Association which pay the least interest to Deposit accounts of the Failed Association which pay the highest interest, until the aggregate of all such accounts with respect to each such depositor equals the amount of each such depositor's Insured Deposit.]

     1.34 "Interim Adjustment Settlement Dates" shall mean the interim
           -----------------------------------
adjustment settlement dates designated by the Receiver; provided, that the
                                                        --------
Interim Adjustment Settlement Dates shall occur at least monthly commencing in the first full calendar month after Association Closing and ending in the last such month prior to the Final Pro Forma Adjustment Settlement Date; and

provided, further, that the Receiver shall notify the Assuming Institution in
--------  -------
writing within five (5) Business Days of Association Closing of each designated Interim Adjustment Settlement Date.

     1.35 "Investment Grade Security" shall mean any obligation of the United
           -------------------------
States or any agency of the United States; or any publicly traded debt security which is rated in one of the four highest rating categories established by Moody's Investors Service or Standard & Poor's Corporation; or any commercial paper rated in one of the three highest rating categories established by Moody's Investors Service or Standard & Poor's Corporation for commercial paper;

provided, that "Investment Grade Security" shall not include any Government-
--------
Backed Mortgage Security.

     1.36 "Leased Association Premises" shall mean the banking houses, drive-in
           ---------------------------
banking facilities, teller facilities, and administrative offices, together with appurtenant parking, storage and service facilities, if any, leased by the Failed Association as of Association Closing; provided, however, that "Leased
                                              --------  -------
Association Premises" shall not include (a) any land leased under a ground lease underlying any Owned Association Premises, (b) any Furniture and Equipment, or
(c) any Data Processing Equipment.

     1.37 "Leasehold Improvements" shall mean those improvements, additions,
           ----------------------
alterations and installations constituting any part of the Leased Association Premises which were acquired,

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added, built, installed, leased or purchased at the expense of the Failed
Association, regardless of the holder of legal title thereto as of Association Closing.

     1.38 "Lender Of Record" shall mean, with respect to any loan, the Person
           ----------------
identified as the lender under the original documentation for such loan;

provided, that if any Person has acquired, by assignment, endorsement or
--------
otherwise, all of the original lender's right, title and interest in and to such loan "Lender Of Record" shall mean the last such Person to acquire such right, title and interest.

     1.39 "Liability" shall have the meaning set forth in Section 9.1.
           ---------

     1.40 "Lien" shall mean, with respect to any asset of any Person, any
           ----
mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement, charge, encumbrance, lien (statutory or other), priority or other security agreement or preferential arrangement of any kind or nature whatsoever with respect to such asset (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction.

     1.41 "Loans" shall mean all loans, advances and other extensions of credit
           -----
as to which the Failed Association is the Lender Of Record and which are reflected on the Books and Records of the Failed Association as of Association Closing, including, without limitation, any such loans which were purchased, remaining interests in such loans sold, overdrafts (including overdrafts made pursuant to any overdraft protection plan of the Failed Association), extensions of credit made by the Failed Association pursuant to its credit card business, if any, lease-financing contracts, and loans that have been wholly or partially charged off the Books of the Failed Association, and shall include any and all guarantees, collateral or similar security for such loans, advances and other extensions of credit; provided, however, that "Loans" shall not include (i) the
                      --------  -------
unfunded portion of any loan commitment of the Failed Association to provide additional funding to or on behalf of the borrower, or (ii) any Other Loan Interest.

     1.42 "Market Value" shall mean, as of Association Closing (or such other
           ------------
date as is contemplated by the Agreement) (the "Valuation Date"), (i) for Owned Association Premises, Furniture and Equipment, Fixtures and Leasehold Improvements, Data Processing Equipment and for rent payable in respect of Owned Association Premises and owned Furniture and Equipment, the market value thereof as specified in the appraisal report provided or obtained in accordance with
Section 4.9; provided, that if an appraisal report is provided to the Assuming
             --------
Institution pursuant to Section 4.9(a)(i) and a second appraisal report is subsequently obtained pursuant to Section 4.9(a)(ii), "Market Value" shall be the market value specified in the latter report; (ii) for securities, other than the Investment Grade Securities and Government-Backed Mortgage Securities listed on Schedule A-1 for which the RTC has specified the purchase price on Schedule A-1, the average of the closing quotations for asked and bid prices for such securities for the Valuation Date, determined by reference to The Wall Street
                                                              ---------------
Journal containing
-------

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the quotations effective for the Valuation Date, or for the latest day preceding the Valuation Date for which such quotations were published;
provided, however, that if the prices for any securities are not
--------  -------
reported effective as of the Valuation Date in The Wall Street Journal, the
                                               -----------------------
value of such securities shall be determined by using the average of the valuations thereof as of the Valuation Date (exclusive of any brokerage commissions) provided by three independent brokers mutually acceptable to the Receiver and the Assuming Institution; (iii) for stock in Subsidiaries of the Failed Association, the market value thereof as specified in the appraisal report provided or obtained in accordance with Section 4.9; provided, that if an
                                                            --------
appraisal report is provided to the Assuming Institution pursuant to Section 4.9(a)(i) and a second appraisal report is subsequently obtained pursuant to
Section 4.9(a)(ii), "Market Value" shall be the market value specified in the latter report; and (iv) for any other assets, and for any securities for which Market Value cannot reasonably be determined by any of the methods set forth in subsection (ii), Market Value shall be the market value thereof, determined in a manner agreed to in writing by the Receiver and the Assuming Institution;

provided, however, notwithstanding anything to the contrary contained herein,
--------  -------
Market Value shall never be less than zero dollars ($0.00).

     1.43 "Mortgage Purchase Price" shall mean, for any fixed rate Loan and any
           -----------------------
Other Loan Interest representing an interest in one or more fixed rate loans, the sum of (a) the percentage of the Book Value thereof as of Association Closing necessary to yield to the Assuming Institution the FNMA posted yield on 30-year mortgage commitments for delivery within thirty (30) days from Association Closing (as quoted by The Wall Street Journal for the date of
                                  -----------------------
Association Closing or, if no quotations were published therein for the date of Association Closing, for the latest day preceding Association Closing for which such quotations were published) plus the applicable additional yield requirement
                                ----
set forth on Schedule A, based on the payment stream of any such Loan or Other Loan Interest after allowance for any Servicing fees payable to third parties under Servicing arrangements of the Failed Association transferred to the Assuming Institution pursuant to Section 3.1, plus (b) all accrued but unpaid
                                              ----
interest thereon (at the rate borne by such asset) as of Association Closing;

provided, however, that the Mortgage Purchase Price for all fixed rate Loans in
--------  -------
each asset portfolio transferred under Section 3.1(h) shall be calculated using prepayment assumptions based on the weighted average contract rate of interest and weighted average maturity of all fixed rate Loans in such asset portfolio and the Public Securities Association ("PSA") expected prepayment rate set forth in Schedule C for the weighted average contract rate of interest of such Loans; and provided, further, that the Mortgage Purchase Price for any Other Loan
    --------  -------
Interest shall be calculated using prepayment assumptions based on the weighted average maturity and weighted average contract rate of interest for the loans underlying such Other Loan Interest (or, if such weighted average contract rate of interest is not available, the certificate or participation agreement rate of interest for such Other Loan Interest) and the PSA expected prepayment rates set forth in Schedule C. The Assuming Institution hereby acknowledges receipt of the RTC Resolutions Fixed Rate Mortgage Loan Pricing Model (Regional RTC Pricer) and the related instructions dated June 15, 1993 which set forth in greater detail the manner in which the Mortgage Purchase Price shall be calculated.

     1.44 "Option Closing Dates" shall mean the last Thursday of each calendar
           --------------------
monthly (or, if such day is not a Business Day, the next succeeding Business
Day), commencing in the first full calendar month after Association Closing and ending in the fourth full calendar month after Association Closing; provided,
                                                                    --------
however, that the Option Closing Date for assets acquired pursuant to the
-------
options granted in Section 4.1(b) and Section 4.4 and for assets put back to or repurchased by the Receiver pursuant to Section 3.3(b) or Section 3.5 shall be the date specified by the Receiver, which shall be no less than five (5) nor more than thirty (30) Business Days after the relevant Option Exercise Date.

     1.45 "Option Exercise Date" shall mean, (a) with respect to any asset or
           --------------------
asset portfolio subject to a purchase option or put back right, the date of receipt by the Receiver of the written notice whereby the Assuming Institution exercises its option to purchase the asset or asset portfolio pursuant to its purchase options under the Agreement or to put back the asset or asset portfolio pursuant to its putback rights, if any, under the Agreement, (b) with respect to any asset or asset portfolio subject to a repurchase right, the date of receipt by the Assuming Institution of the written notice whereby the Receiver exercises its option to repurchase the asset or asset portfolio pursuant to its repurchase rights under the Agreement, and (c) with respect to any lease subject to an assignment option, the date of receipt by the Receiver of the written notice whereby the Assuming Institution exercises its option to accept an assignment of the lease pursuant to its lease assignment options under the Agreement.

     1.46 "Other Loan Interest" shall mean any of the following which are
           -------------------
reflected on the Books and Records of the Failed Association as of Association
Closing: (a) any ownership interest (up to and including a one hundred percent (100%) ownership interest) in one or more loans as to which the Failed Association is not the Lender Of Record, including, without limitation, any loan participation and any security or participation certificate which represents an interest in one or more such loans, or (b) any debt security which is secured directly or indirectly by all or any portion of one or more loans as to which the Failed Association is not the Lender Of Record and which, by its terms, provides for payments of principal in relation to payments, or reasonable projections of payments, on such loans.

     1.47 "Owned Association Premises" shall mean the banking houses, drive-in-
           --------------------------
banking facilities, teller facilities, and administrative offices, together with appurtenant parking, storage, administrative and service facilities, if any, owned by the Failed Association as of Association Closing, and shall include any buildings owned by the Failed Association located on land leased by the Failed Association under a ground lease; provided, however, that "Owned Association
                                  --------  -------
Premises" shall not include (a) any Furniture and Equipment, or (b) any Data Processing Equipment.

     1.48 "Party" shall mean either the Receiver or the Assuming Institution and
           -----
"Parties" shall mean the Receiver and the Assuming Institution.
 -------

     1.49 "Person" shall mean any individual, corporation, partnership, joint
           ------
venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     1.50 "Predecessor Thrift" shall mean any savings association or similar
           ------------------
institution which, prior to Association Closing and in accordance with applicable law, directly or indirectly, was merged into, consolidated with, or transferred all or substantially all of its assets and liabilities to, the Failed Association.

     1.51 "Premium" shall have the meaning set forth in the Agreement.
           -------

[Note: Two alternative provisions are set forth below. Alternative A will be used in all transactions other than branch transactions. Alternative B will be used only in branch transactions. The Agreement will specify which alternative is applicable.]

     [ALTERNATIVE A;

     1.52 "Pro Rata Share" shall mean, with respect to any month for each Party,
           --------------
the fraction obtained by dividing the sum of (a) the average number of Deposit Accounts Processed (as defined in Section 4.6) for such party during such month plus (b) five (5) times the average number of loan accounts processed for such
----
Party during such month, by the sum of (a) the average number of Deposit Accounts Processed for both parties during such month plus (b) five (5) times
                                                      ----
the average number of loan accounts processed for both Parties during such month; provided, that loan accounts Serviced by third parties (that is, by any
       --------
Person other than the Dedicated Personnel, the Transition Personnel and the Assuming Institution employees pursuant to Article IX) shall not be included in the foregoing calculation; and provided, further, that in each case, the average
                               --------  -------
number of Deposit Accounts Processed or loan accounts processed (as the case may
be) during any month means one half of the sum of (x) the total number of Deposit Accounts Processed or loan accounts processed as of the last day of such month plus (y) the total number of Deposit Accounts Processed or loan accounts
      ----
processed as of the last day of the immediately preceding month.]

     [ALTERNATIVE B:

     1.52 "Pro Rata Share" shall mean, with respect to any month (a) for the
           --------------
Assuming Institution, the fraction obtained by dividing the sum of (i) the average number of Deposit Accounts Processed (as defined in Section 4.6) for the Assuming Institution during such month, plus (ii) five (5) times the average
                                        ----
number of loan accounts processed for the Assuming Institution during such month, by the sum of (x) the total number of Deposit Accounts Processed for the Failed Association as of Association Closing, plus (y) five (5) times the total
                                              ----
number of loan accounts processed for the Failed Association as of Association Closing, and (b) for the Receiver, that fraction which when added to the sum of the Assuming Institution's Pro Rata Share plus the Pro Rata Share (as defined in
                                          ----
the Other Branch Agreements) of each Other

Acquiror equals one; provided that loan accounts Serviced by third parties (that
                     --------
is, by any Person other than the Dedicated Personnel, the Transition Personnel and the Assuming Institution employees pursuant to Article IX) shall not be included in the foregoing calculations; provided, further, that a Brokered
                                        --------  -------
Deposit which is paid out by the RTC during any month shall be included in the foregoing calculations for all months prior to, and including, the month in which it is paid out, but shall be excluded from the calculations for all months thereafter; and provided, further, that in each case, the average number of
                --------  -------
Deposit Accounts Processed or loan accounts processed (as the case may be) during any month means one half of the sum of (x) the total number of Deposit Accounts Processed or loan accounts processed as of the last day of such month plus (y) the total number of Deposit Accounts Processed or loan accounts
----
processed as of (I) Association Closing (for the first month's calculations), or
(II) the last day of the immediately preceding month (for the second and each subsequent month).]

     1.53 "OFC" shall mean any Qualified Financial Contract, as such term is
           ---
defined in Section 11 of the FDI Act, 12 U.S.C. Section 1821(e)(B)(D)(i), together with any related claims arising from such contract and any property securing such claims.

     1.54 "Record" or "Records" shall mean any and all records of the Failed
           ------      -------
Association, including without limitation, all papers, microfiche, microfilm and computer records (including, but not limited to, magnetic tape, disc storage, card forms and printed copy) of the Failed Association generated or maintained by the Failed Association that are owned by or in the possession of the Receiver as of Association Closing.

     1.55 "Reimbursement Dates" shall mean the reimbursement dates designated by
           -------------------
the Receiver; provided, that (a) the Reimbursement Dates shall occur at least
              --------
monthly commencing in the first full calendar month after Association Closing,
(b) the final Reimbursement Date shall be thirty (30) days after the last day of the Transition Period (provided, that if such date is not a Business Day, the
                       --------
final Reimbursement Date shall be the next succeeding Business Day), and (c) the Receiver shall notify the Assuming Institution in writing within five (5) Business Days of Association Closing of each designated Reimbursement Date (other than the final Reimbursement Date).

     1.56 "Related Agreements" shall have the meaning set forth in the
           ------------------
Agreement.

     1.57 "Repurchase Price" shall mean, with respect to any asset, the sum of
           ----------------
(a) the purchase price at which such asset was transferred to the Assuming Institution pursuant to Section 3.1 (for assets put back to or repurchased by the Receiver after the adjustment contemplated by Section 3.2(a)), or the initial transfer price used in calculating the initial cash payment for such asset (for any asset put back to or repurchased by the Receiver prior to such adjustment) minus (b) any monies received in respect of such asset between
            -----
Association Closing and the applicable Cut-Off Date, plus (c) the amount of any
                                                     ----
increase in book value since Association Closing resulting from any advances, restructurings or other modifications approved by the Receiver or made in accordance with the terms of the Agreement, plus (d) interest on such
                                            ----
purchase price from the day after Association Closing to the date of payment at the Settlement Interest Rate calculated on the average monthly balance after taking into account the adjustments contemplated by subsections (b) and (c). As used in this definition, the phrase "any monies received" shall include, without limitation, all principal payments, interest payments, fees, net proceeds realized from sales of collateral, dividends, and any and all other monies received in respect of the relevant asset.

     1.58 "Safe Deposit Boxes" shall mean all safe deposit boxes owned or leased
           ------------------
by the Failed Association, if any, including, without limitation, the removable safe deposit boxes and safe deposit stacks in the Failed Association's vault and all keys and combinations thereto.

     1.59 "Service" and "Servicing" shall mean, with respect to any loan, the
           -------       ---------
right and obligation to administer, collect the payment for the reduction of principal and application of interest, pay taxes and insurance, remit collected payments, provide foreclosure services, provide full escrow administration and generally service such loan.

     1.60 "Servicing Contract" shall mean any arrangement, whether or not in
           ------------------
writing, pursuant to which the Failed Association provides Servicing for any loan owned as of Association Closing in whole or in part by any Person other than the Failed Association.

     1.61 "Settlement Interest Rate" shall mean (i) for the calendar quarter in
           ------------------------
which Association Closing occurs, the one-year U.S. Treasury Bill discount rate in effect as of Association Closing (as established by the auction held on the date closest preceding Association Closing and posted in Federal Reserve statistical release "H.15 Selected Interest Rates") plus one hundred (100) basis
                                                    ----
points, and (ii) for each calendar quarter thereafter, the one-year U.S. Treasury Bill discount rate in effect as of the first day of such quarter (as established by auction held on the date closest preceding such date and posted in "H.15 Selected Interest Rates") plus one hundred (100) basis points.
                                   ----

     1.62 "Standard Terms" shall mean these Standard Purchase and Assumption
           --------------
Terms and Conditions. References to Articles, Sections, Exhibits and the like refer to the Articles, Sections, Exhibits and the like of these Standard Terms unless otherwise indicated; provided, however, that the Schedules contemplated
                            --------  -------
by these Standard Terms shall be attached to the Agreement and incorporated therein by reference.

     1.63 "Subsidiary" shall have the meaning set forth (i) in Section 2 of the
           ----------
Bank Holding Company Act of 1956, as amended, 12 U.S.C. Section 1841(d), or (ii) in Section 3 of the FDI Act, as amended, 12 U.S.C. Section 1813(w)(4), whichever is applicable.

     1.64 "Transition Period" shall mean the period beginning on Association
           -----------------
Closing and ending on the date specified by the Receiver; provided, that (a) the
                                                          --------
Transition Period shall not in any event end later than one hundred eighty (180) days from Association Closing, (b) subject to such one hundred eighty (180) days limitation, the Transition Period shall not end so long as either Party requires data processing or other services in accordance with
Article IX, and (c) the Receiver shall notify the Assuming Institution in writing at least ten (10) Business Days in advance of the last day in the Transition Period.

     1.65 "Transition Personnel" shall have the meaning set forth in Section
           --------------------
9.3.



     1.66 "Uninsured Deposit" shall have the meaning set forth in Section
           -----------------
3(m)(3) of the FDI Act, as amended, 12 U.S.C. Section 1813(m)(3).

[Note: Clause (f) below shall be included in the Agreement if the Assuming Institution is acquiring only the Insured Deposits of the Failed Association (rather than all Deposits). The Agreement will specify if clause (f) is excluded.]

     1.67 "Withheld Deposit" shall mean all or any portion of any Deposit which
           ----------------
the Receiver or the Corporation, as the case may be, in its discretion elects to withhold pursuant to Section 2.3, (a) that may be required to satisfy it for any liquidated or contingent liability of a depositor arising from an unauthorized or unlawful transaction, (b) of any Person obligated on any Loan of the Failed Association that (i) has been charged off, in whole or in part, the Books of the Failed Association as of Association Closing, or (ii) is required to be charged off, in whole or in part, the Books of the Failed Association on or before Association Closing in accordance with written instructions of the appropriate regulatory authority, whether or not any such assets have been charged off the Books of the Failed Association as of Association Closing, or (iii) is Delinquent as of Association Closing, (c) that is needed to provide payment of any liability of any depositor to the Failed Association, the Receiver or the Corporation, including without limitation, the liability of any depositor as a director or officer of the Failed Association, whether or not the amount of the liability is, or can be, determined as of Association Closing, (d) that is pledged to secure any Loan retained by, repurchased by, or put back to the Receiver under the Agreement, (e) that is listed on Schedule I, if any [, or (f) that is not an Insured Deposit or a Deposit of public money lawfully secured and perfected by a pledge of securities and/or other assets of the Failed Association].

[Note: Two alternative provisions are set forth below. The Agreement shall specify which alternative applies: Alternative A (all Deposits) or Alternative B (only Insured Deposits and public money secured Deposits).]

                                   ARTICLE II

                           ASSUMPTION OF LIABILITIES

     2.1  Liability Assumed.  The Assuming Institution hereby assumes, and
          -----------------
agrees to pay, perform and discharge, all of the following liabilities appearing on the Books and Records of the Failed Association as of Association Closing, and, except as expressly set forth elsewhere in the Agreement, none other:

          (a) [Alternative A:  All Deposits (other than Withheld Deposits)]
               -------------
     [Alternative B: All Insured Deposits (other than Withheld Deposits)], at
     --------------
     Book Value as of Association Closing plus any accrued but unpaid interest
                                          ----
     thereon; provided, that consistent with the provisions of Section 3(l) of
              --------
     the FDI Act, 12 U.S.C. Section 1813(l), the Assuming Institution is not assuming any agreement between the Failed Association and any depositor relating to such Deposits, including, without limitation, any agreement with respect to the term of or rate of interest on such Deposits; and

          (b) All liabilities (other than liabilities to the Corporation or any Federal Home Loan Bank) that are fully secured by Liens on assets purchased by the Assuming Institution pursuant to the Agreement, [Alternative B:
                                                             -------------
     including, without limitation, all Deposits which are not Insured Deposits but which the Receiver has determined constitute, as of Association Closing, Deposits of public money lawfully secured and perfected by a pledge of securities or other assets of the Failed Association but excluding any other Deposits that are not Insured Deposits,] at Book Value as of Association Closing plus any accrued but unpaid interest thereon.
                               ----

     2.2  Additional Liabilities.  The Assuming Institution shall assume, and
          ----------------------
shall pay, perform and discharge, such other liabilities of the Failed Association for operating expenses incurred in the ordinary course of business or any portion thereof (including, without limitation, liabilities of the Failed Association for unpaid employment taxes and ad valorem real property taxes, if any, with respect to assets purchased under the Agreement) as are certified by the Receiver to the Assuming Institution on or prior to the Final Pro Forma Adjustment Settlement Date for payment whether or not such liabilities are reflected on the Books and Records of the Failed Association. The Receiver shall reimburse the Assuming Institution for such liabilities pursuant to
Section 6.3(d), which reimbursement shall include interest at the Settlement Interest Rate from the date such liability is paid by the Assuming Institution to the date of such reimbursement.

     2.3  Withheld Deposits.  As set forth in Section 1.1, the Assuming
          -----------------
Institution shall not assume, and shall not pay, perform or discharge, any Withheld Deposit. The Parties understand that, notwithstanding the foregoing, the Receiver or the Corporation may not be able to specify which Deposits are Withheld Deposits prior to Association Closing, and may elect to transfer funds in respect of all or a portion of any Withheld Deposit to the Assuming Institution, and to otherwise treat one or more Withheld Deposits as if such Deposits were assumed by the Assuming Institution. At any time and from time to time the Receiver or the Corporation, in its discretion, may notify the Assuming Institution in writing that all or any portion of any Deposit held by the Assuming Institution is a Withheld Deposit and may direct the Assuming Institution to withhold payment of all or any portion of such Deposit; provided,
                                                                       --------
however, that to the extent such Withheld Deposit is collateral for any Loan
-------
purchased by the Assuming Institution under the Agreement, the Receiver or the Corporation, in its discretion, shall either offer to substitute cash for such collateral or to repurchase such Loan at the Repurchase Price. Upon such direction, the Assuming Institution shall not make any payment in respect of such Deposit (or the specified portion thereof) to or on behalf of the depositor, or to itself, whether by way of transfer, set-off or otherwise, and shall maintain the "withheld payment" status of such Deposit (or the specified portion thereof) until otherwise instructed in writing by the Receiver or the Corporation. At the written direction of the Receiver or the Corporation, the Assuming Institution shall return such Deposit (or the portion thereof specified by the Receiver or the Corporation) to the Receiver or the Corporation, as the case may be, together with interest thereon at the Settlement Interest Rate from the day after Association Closing to the date of payment; provided, however,
                                                          --------  -------
that the Assuming Institution shall not be obligated to return to the Receiver or the Corporation any Deposit (or any portion thereof) that has been paid to the depositor (a) prior to the receipt by the Assuming Institution of notice from the Receiver or the Corporation that such Deposit is a Withheld Deposit, or
(b) after receipt by the Assuming Institution of written notice from the Receiver or the Corporation that a formerly Withheld Deposit is no longer a Withheld Deposit, or (c) pursuant to the order of a court of competent jurisdiction or other competent authority. At any time and from time to time, the Receiver or the Corporation, by written notice to the Assuming Institution, may release the "withheld payment" status of any Withheld Deposit (or a specified portion thereof); upon receipt of any such notice, the Assuming Institution shall assume, and shall pay, perform and discharge, such Deposit (or portion thereof) in a manner consistent with the intent of the Agreement.

     2.4  Payment of Deposits by the Receiver or the Corporation. In the event
          ------------------------------------------------------
any depositor does not accept the obligation of the Assuming Institution to pay any Deposit assumed by the Assuming Institution pursuant to the Agreement and asserts a claim against the Receiver or the Corporation for all or any portion of any such Deposit, the Assuming Institution shall on demand provide to the Receiver or the Corporation funds sufficient to pay such claim in an amount not in excess of the sum of the Deposit liability and accrued but unpaid interest reflected on the Books of the Assuming Institution as of the date such claim is made. Upon payment by the Assuming Institution to the Receiver or the Corporation of such amount, the Assuming Institution shall be discharged from any further obligation under the Agreement to pay to any such depositor the amount of the Deposit paid to the Receiver or the Corporation.

     2.5  Unclaimed Deposits.
          ------------------

          (a) On the date fourteen (14) months after Association Closing (or, if such date is not a Business Day, on the next succeeding Business Day) the Assuming Institution shall deliver to the Receiver and to the Corporation a schedule, which shall be on a computer disc and in a format which is compatible with the Receiver's equipment, identifying all depositors whose Deposits were assumed by the Assuming Institution pursuant to the Agreement but who, as of the date fourteen (14) months after Association Closing, have not claimed or arranged to continue such Deposits with the Assuming Institution. Such schedule shall set forth the Deposit balances of each such depositor as of the date of such schedule and shall include the last address shown on the Failed Association's records for each such depositor and any other information reasonably requested by the Receiver. The Assuming Institution shall deliver to the Receiver, along with such schedule, mailing labels for each such depositor or a machine readable list of such address for each such depositor which can be read by equipment available to the Receiver.

          (b) If, after the Corporation shall have given at least three (3) months' notice to the depositor by mailing a copy thereof to the depositor's last known address appearing on the Records, any depositor of the Failed Association whose Deposit is assumed by the Assuming Institution pursuant to the Agreement shall fail within eighteen (18) months after Association Closing to claim or arrange to continue such Deposit with the Assuming Institution, all rights of the depositor against the Corporation and the Assuming Institution with respect to such Deposit shall be barred. The Assuming Institution shall refund to the Corporation, no later than fifteen (15) days after the expiration of such eighteen month period, an amount equal to the Book Value of each such Deposit plus accrued but unpaid interest thereon, as of Association Closing, together with interest on such sum at the Settlement Interest Rate from the day after Association Closing to the date refunded. Upon payment by the Assuming Institution to the Corporation of such amount, and the provision of an updated and current schedule to the Receiver and the Corporation in the form required by Subsection (a), the Assuming Institution shall be discharged from any further obligation under the Agreement to pay to any such depositor the amount of the Deposit paid to the Corporation.

     2.6  State Claims to Transferred Deposits.  In no event shall the Assuming
          ------------------------------------
Institution pay out or transfer to any State or local authority pursuant to any unclaimed property or escheat law, rule, or regulation any transferred deposit for which the State or local authority was not expressly identified as the account holder of record in the Books and Records at Association Closing without the prior written approval of the Corporation. Further, the Assuming Institution shall notify the Corporation in writing within 10 days of receipt of any claim, demand or assertion by any State or local authority to rightful ownership of any transferred deposit for which the State or local authority was not the account holder of record at Association Closing.

                                  ARTICLE III

                               PURCHASE OF ASSETS

     3.1  Assets Purchased.  The Assuming Institution hereby purchases and
          ----------------
accepts from the Receiver, and the Receiver hereby sells, assigns, transfers, conveys and delivers to the Assuming Institution, all right, title and interest of the Receiver in and to all of the assets described in this Section 3.1 and appearing on the Books and Records of the Failed Association as of Association Closing, at the respective purchase prices provided below (which purchase price shall be payable on the dates and in the manner set forth in Section 3.2 and
Section 6.3 below):

          (a) All cash and receivables from depository institutions, including cash items in the process of collection, at the Book Value Purchase Price;

          (b) All Investment Grade Securities with remaining maturities of six months or less as of Association Closing at Market Value plus accrued interest;

          (c) All Investment Grade Securities (not passing under Section 3.1(b) above) and all Government-Backed Mortgage Securities, which are listed on Schedule A-1 at the purchase prices listed thereon, or if no purchase prices are listed, at Market Value plus accrued interest;

          (d) All federal funds sold, at the Book Value Purchase Price;

          (e) All assets securing Deposits assumed pursuant to Article II, at the respective purchase price set forth in this Article III or in Article IV, as the case may be, for each specific type of asset (or, if no such purchase price is specified, at the Book Value Purchase Price in the case of any Loan and at Market Value in the case of any other asset);

          (f) All Cash Collateralized Loans (subject to the provisions of
     Section 2.3), at the Book Value Purchase Price;

          (g) All Loans which are overdrafts, at Book Value (for any such Loans that have been on overdraft status for thirty (30) days or less as of Association Closing), and at zero dollars ($0.00) for any other such Loans; and

          (h) All assets listed on, or in each asset portfolio described in, Schedule A (other than any such assets transferred pursuant to subsections
     (a) through (g) above), at the Book Value Purchase Price or the Mortgage Purchase Price as set forth in Schedule A; provided, however, that the
                                                --------  -------
     Assuming Institution shall have the right to put back to the Receiver, within the applicable putback period specified in Schedule A (which in each case shall begin on Association Closing and shall not in any event exceed ninety (90) days from Association Closing), any asset transferred under this Section 3.1(h), provided, further, that for any asset portfolio in
                          --------  -------
     Schedule A that is subject to an "all or nothing" put, the Assuming Institution shall have the right to put back during such period all (but not less than all) assets in such asset portfolio.

          The Assuming Institution shall acquired each Loan and each Other Loan Interest transferred under the Agreement subject to any and all arrangements, whether or not in writing, pursuant to which any Person (other than the Failed Association) provides Servicing for such Loan or Other Loan Interest. The Receiver hereby assigns, transfers, conveys and delivers to the Assuming Institution, and the Assuming Institution hereby accepts, all right, title and interest of the Receiver in and to any such arrangement.

     3.2  Purchase Price and Schedule A Adjustments.
          -----------------------------------------

          (a) Initial Cash Payment.  For purposes of the initial cash payment
              --------------------
contemplated by Section 6.3(a), all assets purchased by the Assuming Institution under Section 3.1 shall transfer at an initial transfer price of Book Value as of Association Closing plus accrued but unpaid interest thereon. On the Final
                       ----
Pro Forma Adjustment Settlement Date, the Receiver shall pay to the Assuming Institution, or the Assuming Institution shall pay to the Receiver, as the case may be, an amount equal to the difference between (i) the actual purchase price as set forth in Section 3.1 and Section 3.2(b) for all assets transferred under
Section 3.1 and not subsequently put back to or repurchased by the Receiver, and
(ii) the initial transfer price used in calculating the initial cash payment for such assets, together with interest thereon at the Settlement Interest Rate from the day after Association Closing to the date of payment; provided, however,
                                                          --------  -------
that the Receiver, in its sole discretion, may elect to make such purchase price adjustments for any asset portfolio on any of the Interim Adjustment Settlement Dates if the Assuming Institution waives its right (if any) under Section 3.1(h) or Section 4.2(a)(iv) to put back such asset portfolio to the Receiver.

          (b) Section 3.1(h) Purchase Prices.  The purchase price for each asset
              ------------------------------
purchased by the Assuming Institution pursuant to Section 3.1(h) shall be either the applicable Book Value Purchase Price or the applicable Mortgage Purchase Price, in each case as specified in Schedule A. Schedule A sets forth two different purchase prices for certain asset portfolios: a "whole portfolio" purchase price and a "selected asset" purchase price. As set forth in Section 3.2(a), all such assets initially shall transfer at Book Value, subject to adjustment to the actual purchase price on the Final Pro Forma Adjustment Settlement Date. The actual purchase price for assets in each such asset portfolio shall be determined by the Receiver after the expiration of all
Section 3.1(h) putback periods as follows: If the Assuming Institution does not put back to the Receiver any assets in such asset portfolio, the purchase price for all assets in such asset portfolio shall be the "whole portfolio" purchase price; if the Assuming Institution does put back to the Receiver any asset in such asset portfolio, the purchase price for all assets in such asset portfolio that are not put back to the Receiver shall be the "selected asset" purchase price; provided, however, that any misclassified
                              --------  -------
asset initially included in such asset portfolio that is reclassified and returned to the Receiver in accordance with Section 3.2(c) shall not by itself cause an asset portfolio to be subject to the "selected asset" purchase price.

[Note: Two alternative Sections 3.2(c) are set forth below. The Agreement shall specify which alternative applies: Alternative A (referencing the Failed Association's ledger accounts) or Alternative B (for use in certain limited branch transactions only, referencing a list of specific assets).]

          [Alternative A:
           -------------

          (c) Adjustments to Schedule A
              -------------------------

              (i) As set forth in Section 3.1(h), the Assuming Institution shall purchase from the Receiver all assets of the Failed Association which, as of Association Closing, are actually in each asset portfolio as described in Schedule A and any footnotes thereon. Each such asset portfolio is described by reference to the ledger account titles or specific asset identification codes shown on the Failed Association's Books and Records as of the date specified in the Agreement. The asset portfolio titles in Column 1 of Schedule A are for convenience only and shall not affect the determination of which assets are transferred to the Assuming Institution. The Failed Association's ledger accounts and/or specific asset identification codes which comprise each asset portfolio, as of the date specified in the Agreement, are detailed on Schedule A under the column entitled "Description of Asset Portfolio." The Assuming Institution shall purchase all assets in each of the asset portfolios described in Schedule A, subject to adjustment and/or reclassification as set forth in this Section 3.2; provided, however, that notwithstanding anything to the
                  --------  -------
contrary contained herein, these asset portfolios do not include any assets which are transferred under Sections 3.1(a) - 3.1(g) or which are excluded under
Section 3.6. Unless otherwise expressly provided herein, the unfunded portion of any loans listed or described on Schedule A and wholly unfunded loans are not transferred to the Assuming Institution. The Parties understand that certain assets of the Failed Association may have been misclassified by the Failed Association and may not have been included in the correct ledger account, or may not reflect the correct specific asset identification code. For purposes of determining which assets transfer under Section 3.1(h) and the purchase price thereof, except as expressly set forth in this Section 3.2(c), each asset shall transfer as such asset was actually classified by the Failed Association as of the date specified in the Agreement, whether or not such classification was erroneous.

              (ii) The Assuming Institution, by written notice to the Receiver, may request that the Receiver reclassify any asset that was misclassified by the Failed Association. Any such notice must be received by the Receiver within the putback period (as set forth in Schedule A) for the asset portfolio in which the misclassified asset was originally transferred (or, if no such putback period is specified, within the number of days of Association Closing specified in the Agreement). Such notice shall specify the asset or assets that were misclassified and the basis for reclassification.

              (iii) Upon receipt of any such notice the Receiver shall determine in its sole discretion the proper classification of such asset or assets (which may be the classification designated by the Failed Association, or the classification proposed by the Assuming Institution, or a third classification).

              (iv) Notwithstanding anything to the contrary contained in the Agreement, the Receiver shall not be obligated to identify or assist the Assuming Institution in identifying any asset which may have been misclassified by the Failed Association; nor shall any misclassified asset be reclassified unless the Receiver shall have received a timely written request for such reclassification from the Assuming Institution in accordance with Section 3.2(c)(ii).

              (v) Certain assets of the Failed Association may not have been included in the Failed Association's Books and Records, either because such assets were generated after the date of such Books and Records or because of errors and omissions in the Failed Association's record keeping, or for other reasons. The Receiver, in its discretion, may transfer any such asset to the Assuming Institution in accordance with Section 7.2.

              (vi) The estimated Book Value set forth on Schedule A is subject to adjustment in accordance with Article VII.]

          [Alternative B - certain Limited Branch transactions only:
           -------------

          (c)  Adjustments to Schedule A
               -------------------------

              (i) As set forth in Section 3.1(h), the Assuming Institution shall purchase from the Receiver all assets of the Failed Association listed on Schedule A. Except as expressly set forth in subsection (ii) below, the Assuming Institution shall purchase under Section 3.1(h) only those assets specifically identified on Schedule A and no others.

              (ii) In addition to listing each asset that shall be transferred under Section 3.1(h), Schedule A shall set forth a brief description of the type of assets that are transferring under that section (either by reference to the Failed Association's ledger account titles or specific asset identification codes shown on the Failed Association's Books and Records as of Association Closing, or some other reasonably specific description). The Parties understand that certain assets of the Failed Association of the type described on Schedule A may not have been included on Schedule A either because such assets were generated after the date such schedule was prepared or because of errors and omissions in the Failed Association's record keeping, or for other reasons. The Receiver, in its discretion, may transfer any such asset to the Assuming Institution in accordance with Section 7.2.

              (iii) Certain assets of the Failed Association may have been misclassified by the Failed Association. The Assuming Institution shall purchase all assets listed on Schedule A, as such assets are classified and at the price set forth on such schedule, whether or not such classification is erroneous.

              (iv) The estimated Book Value set forth on Schedule A is subject to adjustment in accordance with Article VII.]

     3.3  Manner of Conveyance; No Warranty; Nonrecourse; Etc.
          ----------------------------------------------------

          (a) "As Is," "Where Is."  The conveyance of all assets purchased
               ------------------
pursuant to the Agreement (including, without limitation, all assets purchased under this Article III or pursuant to options granted under Article IV) shall be made, as necessary, by Receiver's deed or Receiver's bill of sale "as is," "where is," without recourse and, except as otherwise specifically provided in the Agreement, without any warranties whatsoever with respect to such assets, express or implied, including, without limitation, any warranties with respect to title, enforceability, collectibility, documentation or freedom from Liens or encumbrances (in whole or in part). The assets purchase pursuant to the Agreement are purchased subject to all liabilities for indebtedness collateralized by security interests or other Liens affecting such assets, to the extent such indebtedness is secured. With respect to any assets that are subject to putback rights under Section 3.1, the Assuming Institution acknowledges that the Corporation will not release its security interests or other Liens, if any, in such assets until the earlier of the expiration of the applicable putback period or the waiver by the Assuming Institution of its right to put back such assets to the Receiver.

          (b) Forged Documents.  The Receiver warrants the genuineness of all
              ----------------
signatures to instruments evidencing assets transferred under Section 3.1 (but not assets transferred under Article IV). Such warranty shall expire on the date one hundred eighty (180) days from Association Closing. The Receiver hereby grants to the Assuming Institution, and the Assuming Institution's sole remedy in respect of warranty claims under this Section 3.3(b) shall be, the right to resell to the Receiver at a price equal to the Repurchase Price for a period of one hundred and eighty (180) days after Association Closing any and all assets transferred under Section 3.1 which shall be discovered to be evidenced by forged instruments.

          (c) Additional Title Documents.  The Assuming Institution shall
              --------------------------
prepare and deliver to the Receiver, and the Receiver shall execute and deliver to the Assuming Institution, such further instruments and documents of conveyance (in form and substance satisfactory to the Receiver) as shall be reasonably necessary to vest in the Assuming Institution the full legal or equitable title of the Receiver in and to the assets transferred to the Assuming Institution under the Agreement; provided, however, that with respect to any
                                 --------  -------
assets that are subject to putback
under Section 3.1, the Receiver may, in its discretion, elect to delay the execution and delivery of any such instruments or documents of conveyance until the earlier of the expiration of the applicable putback period or the waiver by the Assuming Institution of its right to put back such assets to the Receiver. The Assuming Institution shall be solely responsible for recording any such instruments and documents of conveyance, as well as any intervening assignments, at its own expense.

     3.4  Putback of Assets.
          -----------------

          (a) The Assuming Institution's right to put certain assets back to the Receiver pursuant to any putback provision under the Agreement shall be exercised by the Assuming Institution giving written notice to the Receiver as provided below within the applicable putback period and shall terminate upon the expiration of the applicable putback period unless the Receiver shall have received such notice. On the first Thursday of each calendar month (or, if such day is not a Business Day, on the next succeeding Business Day) commencing in the first full calendar month after Association Closing and ending in the eighteenth calendar month after Association Closing, and on the last day of each putback period (but only for assets subject to such putback period), the Assuming Institution shall notify the Receiver in writing of all assets the Assuming Institution intends to put back to the Receiver. Such notice shall specify the asset or assets being put back and the basis for the putback, shall identify any liabilities associated with such asset or assets which were assumed by the Assuming Institution under Section 2.1(b) and shall state the Repurchase Price of the assets put back (specifying the calculation thereof), all in form and substance satisfactory to the Receiver.

          (b) As set forth in Section 3.4(a), the Assuming Institution's notice of its intent to put back any asset shall include a calculation of the Repurchase Price for such asset. Such Repurchase Price shall be determined as of the applicable Cut-Off Date for such asset. The Assuming Institution shall collect and hold any and all monies received in respect of such asset after the Cut-Off Date for the account of the Receiver, and on the next succeeding Reimbursement Date shall remit such monies to the Receiver together with interest thereon from the date of receipt by the Assuming Institution to the date of payment at the Settlement Interest Rate.

          (c) The closing of any repurchase of assets put back to or repurchased by the Receiver shall occur on the first Option Closing Date after the relevant Option Exercise Date; provided, that if such Option Closing Date is fewer than
                      --------
fifteen (15) Business Days after such Option Exercise Date, the Receiver, in its sole discretion, may elect to postpone such closing to the next succeeding Option Closing Date. On the Option Closing Date, the Assuming Institution shall transfer such assets and any related liabilities to the Receiver and the Receiver shall pay to the Assuming Institution an amount equal to the Repurchase Price for each such asset less the amount (as of the applicable Cut-Off Date) of any reassumed related liability. The Assuming Institution shall prepare and deliver to the Receiver, and the Receiver shall accept from the Assuming Institution, all required instruments of transfer (in form and substance satisfactory to the Receiver) and the documents and instruments evidencing such assets and all Records relating thereto, and the Assuming Institution shall take such other actions as shall be necessary to transfer such assets and any related liabilities and collateral from the Assuming Institution to the Receiver. The Receiver, in its sole discretion following receipt of a putback notice, may elect to accelerate the date for any such repurchase.

          (d) It shall be a condition to the Assuming Institution's right to put back any assets under the Agreement that (i) such assets be free and clear of any and all Liens created by or securing any indebtedness of the Assuming Institution or any of its Affiliates, including, without limitation, any indebtedness of the Assuming Institution for liabilities assumed pursuant to the Agreement which are not put back to the Receiver, (ii) such assets (other than assets which are serviced pursuant to Servicing arrangements assigned to the Assuming Institution pursuant to Section 3.1) shall have been serviced in accordance with prudent banking standards and practices until such assets are repurchased by the Receiver, and (iii) no Disqualifying Event shall have occurred with respect to such assets; provided, however, that in the case of any
                                      --------  -------
asset portfolio for which the Assuming Institution has the right to put back all, but not less than all, assets in such asset portfolio, the Assuming Institution shall not have the right to put back the specific asset or assets affected by the Disqualifying Event but shall still have the right to put back the remaining assets in such asset portfolio (in which case the Receiver, in its sole discretion, shall have the right to repurchase one or more of the specific assets affected by the Disqualifying Event). The Receiver, in its sole discretion, may elect to waive any conditions set forth in this subsection.

          (e) Notwithstanding anything to the contrary contained herein, if the Assuming Institution elects to put back to the Receiver any asset which is part of a related group or pool of assets, the Assuming Institution shall put back to the Receiver all assets which are part of the related group or pool. For purposes of this subsection, the phrase "related group or pool" shall include, without limitation, one or more assets subject to the same participation agreement.

          (f) If the Assuming Institution elects to put back to the Receiver any Loan which is subject to a Servicing arrangement transferred to the Assuming Institution pursuant to Section 3.1, the Receiver, in its sole discretion, may elect to require the Assuming Institution to put back to the Receiver any or all other Loans subject to the same Servicing arrangement.

     3.5  Reconveyance of Certain Assets to Receiver.
          ------------------------------------------

          (a) The Assuming Institution, upon the reasonable request of the Receiver in its discretion, shall promptly reassign, transfer, convey and deliver to the Receiver, at a price equal to the Repurchase Price, all of the Assuming Institution's right, title and interest in and to any of the following assets of the Failed Association purchased by the Assuming Institution pursuant to any provision of the Agreement, together with all Records evidencing or pertaining thereto:

               (i) Loans made to an officer, director, or other Person engaging in the affairs of the Failed Association, or of any Predecessor Thrift or of any Affiliate of the Failed Association or any Predecessor Thrift or any related entities of any of the foregoing, as determined in the discretion of the Receiver;

               (ii) Loans or other assets which become the subject of legal proceedings involving the Receiver, the Corporation, the Failed Association, or any Predecessor Thrift, including Loans relating to claims under the Indemnity Agreement;

               (iii) Loans made by the Failed Association or any Predecessor Thrift to the same debtors as another loan owned by the Receiver or the Corporation or secured by collateral securing any loan made by the Failed Association or any Predecessor Thrift owned by the Receiver or the Corporation or secured by collateral which also secures any asset owned by the Receiver; and

               (iv) Loans or other assets of the Failed Association related to any asset of the Failed Association listed in Section 3.6, as determined in the discretion of the Receiver.

[Note: The following clause (v) shall only be included in the Agreement if the Assuming Institution is acquiring only the Insured Deposits of the Failed Association (rather than all Deposits). The Agreement will specify if this clause is excluded.]

               (v) Loans made to depositors who, as of Association Closing, have Uninsured Deposits at the Failed Association.]

          (b) Within ten (10) Business Days of the applicable Option Exercise Date for any asset the Receiver elects to repurchase under this Section 3.5, the Assuming Institution shall notify the Receiver in writing of the Repurchase Price of such asset (describing the calculation thereof in form and substance satisfactory to the Receiver). Such Repurchase Price shall be determined as of the Cut-Off Date for such asset. The Assuming Institution shall collect and hold any and all monies received in respect of such asset after the Cut-Off Date for the account of the Receiver and shall remit such monies to the Receiver on the next succeeding Reimbursement Date (together with interest thereon at the Settlement Interest Rate from the date received by the Assuming Institution to the date remitted) in accordance with Section 9.7.

          (c) The Assuming Institution shall service all assets subject to repurchase under this Section 3.5 in accordance with prudent banking standards and practices until such assets are repurchased by the Receiver; provided,
                                                                 --------
however, that nothing herein shall require the
-------

Assuming Institution to take any action with respect to any asset which would be a Disqualifying Event as to such asset.

          (d) Notwithstanding anything to the contrary contained herein, the Assuming Institution shall not be obligated to reassign, transfer, convey or deliver to the Receiver any asset if, as of the Option Exercise Date for such reconveyance, (i) such asset is part of a pool of assets which have been securitized by the Assuming Institution, and such reconveyance would be impermissible under the terms of such security, (ii) the Assuming Institution has sold one or more participation interests in such asset, and such reconveyance would be impermissible under the terms of such participation agreement, or (iii) the Assuming Institution has transferred all of its right, title and interest in and to such asset to any other Person (other than to an Affiliate of the Assuming Institution).

     3.6  Assets Excluded.  Notwithstanding anything to the contrary contained
          ---------------
in the Agreement, the Assuming Institution shall neither acquire nor obtain an option to acquire under the Agreement any of the following:

          (a) Any action, judgment or claim against (i) any officer, director, employee, accountant, attorney, or any other Person employed or retained by the Failed Association or any Predecessor Thrift on or prior to Association Closing arising out of any act or omission of such Person in such capacity,
     (ii) any underwriter of financial institution bonds, bankers blanket bonds or any other insurance policy of the Failed Association or any Predecessor Thrift, (iii) any shareholder or Holding Company of the Failed Association or any Predecessor Thrift or (iv) any other Person whose action or inaction may be related to any loss (exclusive of any loss resulting from such Person's failure to pay on an extension of credit from the Failed Association or any Predecessor Thrift) incurred by the Failed Association or any Predecessor Thrift; provided, however, that for purposes hereof, the
                                --------  -------
     acts, omissions or other events giving rise to any such claim shall have occurred on or before Association Closing, regardless of when any such claim is discovered and regardless of whether any such claim is made with respect to a financial institution bond, bankers blanket bond or other insurance policy of the Failed Association or any Predecessor Thrift in force as of Association Closing;

          (b) Any legal or equitable interest in tax refunds or tax receivables of the Failed Association, if any, including any claims arising as a result of the Failed Association having entered into any agreement or otherwise being joined with another Person with respect to the filing of tax returns or payment of taxes;

          (c) Any asset that secures any liability of the Failed Association which is not fully secured by assets purchased by the Assuming Institution pursuant to the Agreement (other than assets securing liabilities to the Corporation or any Federal Home Loan Bank);

          (d) Any asset subject to a contract of sale on Association Closing and which the Receiver, in its sole discretion, elects to exclude under this subsection, any such exclusion to be made as soon as practicable and in any event not later than the Final Pro Forma Adjustment Settlement Date;

          (e)  Any QFCs;

          (f)  Any remaining interests in loans sold to FNMA or FHLMC;

          (g) Any Derivative Mortgage Securities, other than any Derivative Mortgage Security identified on Schedule D;

          (h) Any asset which, as of Association Closing, is the subject of any legal proceeding or nonjudicial foreclosure involving the Receiver, the Corporation, the Failed Association, or any Predecessor Thrift;

          (i) Any right to receive payment in connection with any letter of credit issued and funded by the Failed Association;

          (j) Any Loan to any Affiliate of the Failed Association (other than any Loan to a Subsidiary of the Failed Association transferred to the Assuming Institution pursuant to Section 4.4);

          (k) Any asset that was wholly charged if the Books of the Failed Association as of Association Closing except as otherwise explicitly provided on Schedule A;

          (l) Any financial institution bond, bankers blanket bond, or public liability, fire or extended coverage insurance policy, or any other insurance policy maintained by the Failed Association (other than title insurance, private mortgage insurance or other similar insurance policies attributable solely to specific assets purchased by the Assuming Institution under Article III); or any premium refund, unearned premium derived from cancellation; or any proceeds payable with respect to any of the foregoing;

          (m) Any First Mortgage Loan identified on Schedule B; and

          (n) Any other asset listed on Schedule E.

                                   ARTICLE IV

                         CERTAIN RIGHTS AND OBLIGATIONS

     4.1  Leased Association Premises, Owned Association Premises and Certain
          -------------------------------------------------------------------
Other Property.
--------------

          (a) Leased Property.  The Receiver hereby grants to the Assuming
              ---------------
Institution an exclusive option for a period of ninety (90) days from Association Closing to accept an assignment from the Receiver of all right, title and interest of the Receiver in and to any lease agreement for any Leased Association Premises and any Furniture and Equipment and Data Processing Equipment leased by the Failed Association. The exercise of any option with respect to any such lease agreement must apply to all premises or property subject to such lease agreement.

          (b) Owned Property.  The Receiver hereby grants to the Assuming
              --------------
Institution, for the periods set forth below, (i) the exclusive option to purchase all right, title and interest of the Receiver in and to any Owned Association Premises, at ninety-three percent (93%) of Market Value as of Association Closing, and (ii) the exclusive option to purchase all right, title and interest of the Receiver in and to any or all Furniture and Equipment and all Data Processing Equipment owned by the Failed Association, at Market Value as of Association Closing. The option for owned Association Premises shall expire on the date thirty (30) days from the date of receipt by the Assuming Institution of the applicable appraisal report to be provided or obtained in accordance with Section 4.9, and in any event no later than the date one hundred eighty (180) days from Association Closing. The option for Furniture and Equipment and Data Processing Equipment shall expire on the later of (i) the date five (5) Business Days from the date of receipt by the Assuming Institution of the applicable appraisal report for any such asset, and (ii) the date the option expires for the related premises, and in any event no later than the date one hundred eighty (180) days from Association Closing.

          (c) Purchase Price Adjustments.  The Assuming Institution shall be
              --------------------------
permitted to offset against the payment of the purchase price for any asset purchased pursuant to Section 4.1(b) the amount of any rental payments in respect of such asset received by the receiver from the Assuming Institution between Association Closing and the relevant Option Closing Date pursuant to
Section 9.2(b) or otherwise. The purchase price for any such asset shall bear interest at the Settlement Interest Rate from the day after Association Closing to the date of payment calculated on the average monthly balance after taking into account the adjustments contemplated by the preceding sentence.

          (d) Exercise and Closing of Options.  The Assuming Institution shall
              -------------------------------
exercise the options granted under this Section 4.1 by giving timely written notice to the Receiver within the applicable option period. If the Assuming Institution elects to exercise any such option, it shall purchase such assets or accept such an assignment on the next succeeding Option Closing Date following the applicable Option Exercise Date, and shall give written notification of its acceptance of such an assignment to the appropriate lessors, if any, on or before such Option Closing Date.

          (e) Obligation to Purchase Certain Property.  If the Assuming
              ---------------------------------------
Institution elects to exercise its option to purchase any Owned Association Premises, or to accept an assignment of any lease agreement with respect to any Leased Association Premises, or if the Assuming Institution does not so elect but subsequently obtains the right to occupy any such Owned Association Premises or Leased Association Premises (whether by purchase, lease, assignment or otherwise), the Assuming Institution shall purchase, at Market Value as of Association Closing, all right, title and interest of the Receiver in and to all Furniture and Equipment owned by the Failed Association and all Fixtures and Leasehold Improvements located on or associated with such Owned Association Premises or Leased Association Premises.

          (f) Ground Leases.  If the Assuming Institution exercises its option
              -------------
to purchase any Owned Association Premises located on land leased under a ground lease, on the Option Closing Date for such Owned Association Premises the Assuming Institution shall accept an assignment of all right, title and interest of the Receiver in and to such ground lease.

          (g) Early Termination of Option.  Notwithstanding anything to the
              ---------------------------
contrary contained herein, unless the Assuming Institution shall have sooner exercised its option with respect to such premises, the options granted under this Section 4.1 shall automatically terminate, as to any Leased Association Premises or Owned Association Premises and the related Fixtures, Furniture and Equipment, Data Processing Equipment, and Leasehold Improvements under any of the following circumstances: (1) at 5:00 pm on the tenth (10th) Business Day after Association Closing, if the Assuming Institution has not, by that time, occupied and opened such premises for business, (2) upon delivery to the Receiver of a notice of waiver of such options, or (3) at such time as the Assuming Institution vacates such premises.

          (h) Taxes and Assessments.  Taxes, assessments and other governmental
              ---------------------
charges in respect of any personal or real property purchased by the Assuming Institution pursuant to this Section 4.1 shall be prorated as of Association Closing.

[Note: Section 4.2(1)(iv) or Section 4.2(a)(v) or both will be included in the standard and core branch (but not limited branch) transactions if the bid that is accepted includes the credit card business or servicing or both. The Agreement will specify whether such Sections are included or omitted.]

     4.2  Businesses That Transfer upon Association Closing.
          -------------------------------------------------

          (a) Purchase and Sale.  The Receiver hereby sells, assigns, transfers,
              -----------------
conveys and delivers to the Assuming Institution, and the Assuming Institution hereby purchases and accepts from the Receiver, all right, title and interest of the Receiver in and to the following businesses of the Failed Association, at the respective purchase prices set forth below:

               (i) the safekeeping business of the Failed Association, if any, including, without limitation, all securities and other items held by the Failed Association in safekeeping as of Association Closing, for a total purchase price of One Dollar ($1);

               (ii) the Safe Deposit Box business, if any, including, without limitation, all Safe Deposit Boxes, for a total purchase price of One Dollar ($1);

               (iii) the custodial or trust business of the Failed Association related to custodial accounts or trusts that hold assets of individual retirement accounts and qualified self-employed retirement plans (i.e., retirement plans that cover one or more individuals considered an employee under Section 401(c)(1) of the Internal Revenue Code of
          1986) under Section 408 and 401 of the Internal Revenue Code of 1986, respectively (the "IRA/Keogh Business"), if any, for a total purchase price of One Dollar ($1), and the Assuming Institution, without further transfer, substitution, act or deed to the fullest extent permitted by law, shall succeed to the rights, obligations, properties, assets, investments, deposits, agreements and trusts of the Failed Association under such custodial accounts and trusts, all to the same extent as though the Assuming Institution had originally assumed the same, and, to the full extent permitted by law, shall succeed to all trusteeships and other fiduciary or representative capacities to which the Failed Association is named or appointed by any instrument in connection with the IRA/Keogh Business; provided,
                                                                    --------
          that the term "IRA/Keogh Business" shall not include the Deposit liability of the Failed Association for those assets, if any, of the IRA/Keogh Business invested in Deposit accounts of the Failed Association, which Deposits shall be assumed by the Assuming Institution in accordance with and pursuant to the terms of Section
          2.1 and Article V;

               (iv) [the credit card business of the Failed Association, if any, including, without limitation, the credit card business related to the credit card Loans transferred to the Assuming Institution pursuant to Section 3.1(h), at the Book Value Purchase Price set forth in Schedule A (which purchase price is an aggregate purchase price for such credit card businesses and such credit card

          Loans); provided, however, that the Assuming Institution shall have
                  --------  -------
          the right to put back to the Receiver such credit card business within the putback period specified in Schedule A for such credit card Loans; and provided further, that if the Assuming Institution elects to put
              -------- -------
          back either such credit card business or such credit card Loans, it shall put back both the credit card business and all credit card Loans;] and

               (v) [the mortgage servicing business of the Failed Association, if any, including, without limitation, all Servicing Contracts, at the purchase price set forth on Schedule A (which purchase price is expressed as a percentage of the principal balance as of Association Closing of all loans serviced by the Failed Association pursuant to the Servicing Contracts).]

[Note: If Section 4.2(a)(v) is omitted, the bracketed material in the following paragraph also will be omitted.]

          (b) Assumption of Obligations.  The Assuming Institution hereby
              -------------------------
assumes and agrees to pay, perform and discharge on and after Association Closing the duties and obligations of the Failed Association with respect to each business transferred under Section 4.2(a), subject to its putback rights, if any, thereunder [(including, without limitation, any and all obligations arising out of or relating to any representations and warranties made in connection with the origination or servicing of the loans subject to the Servicing Contracts transferred under Section 4.2(a)(v)]; provided, however,
                                                          --------  -------
that the Assuming Institution does not assume any liability arising out of or related to any act or omission of the Failed Association or any Predecessor Thrift prior to Association Closing in violation of law or in breach of contractual covenants.

          (c) Prorated Income and Expenses.  Fees, all other income and all
              ----------------------------
expenses related to each business transferred under Section 4.2(a) shall be prorated as of Association Closing.

[Note: If Section 4.2(a)(v) is omitted, the following paragraph (d) also will be omitted.]

          [(d) FHLMC Servicing.  As set forth in Section 3.6(f), the Assuming
               ---------------
Institution shall neither acquire, nor obtain an option to acquire, any Loans which represent remaining interests in loans sold to FHLMC (the "Retainages"). As set forth in Section 4.2(a)(v), the Assuming Institution is assuming all of the Failed Association's obligations under each Servicing Contract pursuant to which the Failed Association provides Servicing for that portion of any such loan that was sold to FHLMC. The Assuming Institution understands that the transfer of Servicing contemplated by Section 4.2(a)(v) is subject to the conditions set forth in FHLMC's Sellers' and Servicers' Guide (the "Guide").
The Assuming Institution further
understands that the Receiver intends to sell the Retainages to FHLMC, and agrees to cooperate and make good faith efforts to assist the Receiver in connection therewith. Notwithstanding anything to the contrary contained in the existing Servicing Contracts with FHLMC, the Assuming Institution understands and agrees that (i) prior to the sale of the Retainages to FHLMC, the Assuming Institution shall continue to service FHLMC's interest in each loan in accordance with the applicable existing Service Contract and shall also service the Receiver's Retainage in accordance therewith; provided, however, that after
                                                  --------  -------
remitting FHLMC's required monthly yield and principal payments to FHLMC, the Assuming Institution shall retain as a servicing fee an amount per annum equal to 3/8 of 1% (0.375 percent) of the unpaid principal balance of each loan (including the Retainage) so serviced, and shall remit the balance of any and all loan proceeds to the Receiver, and (ii) after the sale of the Retainage to FHLMC, the Assuming Institution shall service the resulting whole loans on the terms and conditions set forth in the Guide, as supplemented and amended by FHLMC's letter dated January 15, 1992, "Accounting Requirements and Procedures for the Servicing of participation Loans," a copy of which is attached a Exhibit
E. As set forth in Section 3.3(a), the transfer of the Servicing Contracts to the Assuming Institution is made without any representation or warranty, express or implied, by the Receiver (including without limitation, any representation or warranty as to any amendments or modifications with respect thereto that may result from such transfer or from the sale of the Retainages to FHLMC).]

[Note: The option to acquire the Trust Business will not be included in the limited branch transactions. In such cases, the Agreement will specify that
Section 4.3(a)(i) is omitted.]

     4.3  Businesses Subject to Option.
          ----------------------------

          (a) Option.  The Receiver hereby grants to the Assuming Institution an
              ------
exclusive option to purchase all right, title and interest of the Receiver in and to any of the following businesses of the Failed Association, at the respective purchase prices and for the respective option periods set forth below:

               (i) the trust business (the "Trust Business") of the Failed Association (other than the IRA/Keogh Business), if any, including, without limitation, the rights, obligations, properties, assets, investments, deposits, agreements and trusts of the Failed Association under (A) trusts, executorship, administrations, guardianships, and agencies, and (B) other fiduciary or representative capacities, for an option period of five (5) Business Days from Association Closing, and for a total purchase price of One Dollar ($1); provided, that the term
                                                         --------
          "Trust Business" shall not include the Deposit liability of the Failed Association for those assets, if any, of the Trust Business that are invested in Deposit accounts of the Failed Association, which Deposits shall be assumed by the Assuming Institution in accordance with, and pursuant to the terms of, Section 2.1(a) and Article V; and

               (ii) any other business of the Failed Association, including, without limitation, any business or contract identified on Schedule F hereto and any other contract which provides for the rendering of services by the Failed Association, other than (A) any business or contract that is subject to the provisions of Article II, Article III, or Section 4.1 through 4.2 and (B) any business related to any Loan or Other Loan Interest not purchased by the Assuming Institution pursuant to the Agreement or any Related Agreement, for an option period of ninety (90) days from Association Closing, and at the purchase price set forth in Schedule F (for any business identified in Schedule F) or Market value as of Association Closing (for any other business).

          (b) Exercise and Closing of Options.  The Assuming Institution shall
              -------------------------------
exercise the options granted by this Section 4.3 by giving timely written notice to the Receiver within the applicable option period. If it elects to exercise any such option, the Assuming Institution shall purchase such business on the fifth (5th) Business Day after Association Closing (in the case of the Trust Business) or on the next succeeding Option Closing Date following the applicable Option Exercise Date (in the case of any other business). The purchase price for any such business shall bear interest at the Settlement Interest Rate from the day after Association Closing to the day of payment.

          (c) Assumption of Rights and Obligations.  In the event the Assuming
              ------------------------------------
Institution exercises its option to purchase any business under this Section 4.3, (i) fees, all other income and all expenses related to such business shall be prorated as of Association Closing, (ii) the Assuming Institution shall assume and shall pay, perform and discharge as of Association Closing the duties and obligations of the Failed Association with respect to such business; provided, however, that the Assuming Institution shall not assume any liability
--------  -------
arising out of or related to any act or omission of the Failed Association or any Predecessor Thrift prior to Association Closing in violation of law or in breach of contractual covenants, and (iii) in the case of the Trust Business, the Assuming Institution without further transfer, substitution, act or deed, to the fullest extent permitted by law, shall succeed to the rights, obligations, properties, assets, investments, deposits, agreements and trusts of the Failed Association under (i) trusts, executorship, administrations, guardianships, and agencies, and (ii) other fiduciary or representative capacities, all to the same extent as though the Assuming Institution had originally assumed the same, and, to the full extent permitted by law, shall succeed to, and shall be entitled to take and execute, the appointment to all executorships, trusteeships, guardianships and other fiduciary or representative capacities to which the failed Association is or may be named in wills, whenever probated, or to which the Failed Association is or may be named or appointed by any other instrument; provided, that any liability based on the malfeasance or nonfeasance prior
--------
to Association Closing of the Failed Association, its directors, officer, employees or agents with respect to the Trust Business shall not be assumed hereunder.

          (d) Obligation to Identify Other Businesses and Services.  The
              ----------------------------------------------------
Assuming Institution shall use its best efforts to identify promptly all businesses and all contracts (other than those listed on Schedule F, if any) which provide for the rendering of services by the Failed Association. Within ninety (90) days of Association Closing the Assuming Institution shall notify the Receiver in writing of all such businesses and contracts the Assuming Institution has identified. Such notice shall briefly describe each such business and the principal terms of each such contract.

[Note: Section 4.4 will not be included in limited branch transactions. In such cases, the Agreement will specify that Section 4.4 is omitted.]

     4.4  Businesses Engaged in Through Certain Subsidiaries.  The Receiver
          --------------------------------------------------
hereby grants to the Assuming Institution an exclusive option for the period set forth below to purchase all of the Receiver's right, title and interest in and to all (but not less than all) capital stock of any Subsidiary of the Failed Association listed on Schedule G, at the percentage of Market Value as of Association Closing set forth on Schedule G. The option period for each such Subsidiary shall be a period of thirty (30) days from Association Closing, unless the Assuming Institution shall have notified the Receiver in writing on or before such date that the Assuming Institution wishes to obtain an appraisal for such Subsidiary in accordance with Section 4.9, in which case such option period for such Subsidiary shall be extended and shall expire on the date thirty
(30) days from the date of receipt of the required appraisal report for such Subsidiary but in any event not later than one hundred eighty (180) days from Association Closing. The Assuming Institution shall exercise such option by giving timely written notice to the Receiver within the applicable option period. If the Assuming Institution elects to exercise its option to purchase the capital stock of any such Subsidiary, it shall also purchase, at the Book Value Purchase Price, all Loans to such Subsidiary. The purchase price for any such capital stock and Loans, together with interest thereon at the Settlement Interest Rate from the day after Association Closing to the date of payment, less any monies received by the Receiver in respect of any such capital stock or any such Loan between Association Closing and the applicable Option Closing Date, shall be due and payable on the applicable Option Closing Date.

     4.5  Contracts for Services to the Failed Association.
          ------------------------------------------------

          (a) Option.  The Receiver hereby grants to the Assuming Institution an
              ------
exclusive option for a period of ninety (90) days from Association Closing to accept an assignment from the Receiver of any and all right, title and interest of the Receiver in and to any contracts which provide for the rendering of services to the Failed Association, other than (i) contracts that are subject to the provisions of Article II, Article III, or Section 4.1 through Section 4.4 and (ii) contracts excluded under Section 4.5(b).

          (b) Consulting, Management, Employment Agreements.  The provisions of
              ---------------------------------------------
Section 4.5(a) shall not apply to consulting, management, employment or other professional or personal service agreements between the Failed Association and any Person; provided, however, that the Assuming Institution shall have the
            --------  -------
exclusive option for a period of thirty (30) days from Association Closing to accept an assignment of any such consulting, management or other professional or personal service (but not employment) contracts.

          (c) Exercise of Option.  The Assuming Institution shall exercise the
              ------------------
options granted under Section 4.5(a) and (b) by giving timely written notice to the Receiver within the applicable option period, provided, however, that the
                                                  --------  -------
Assuming Institution shall be deemed to assume each contract listed on Schedule H unless the Assuming Institution notifies the Receiver in writing within the applicable option period that it does not intend to assume such contract; and provided, further, that notwithstanding anything to the contrary contained
--------  -------
herein, the Assuming Institution shall not assume any liability arising out of or related to any act or omission of the Failed Association or any Predecessor Thrift prior to Association Closing in violation of law or in breach of contractual covenants.

          (d) Operating Costs.  The Assuming Institution, during any period it
              ---------------
has the use or benefit of any contract for the rendering of services to the Failed Association, shall pay all operating costs with respect thereto and shall comply with all relevant terms thereof. Subject to the foregoing, all expenses associated with any contract assumed by the Assuming Institution pursuant to this Section 4.5 shall be prorated as of the Association Closing (and the Assuming Institution shall reimburse the Receiver for any such expenses that have been prepaid by the Failed Association).

          (e) Obligation to Identify Other Service Contracts.  The Assuming
              ----------------------------------------------
Institution shall use its best efforts to identify promptly all contracts (other than those listed on Schedule H, if any) which provide for the rendering of services to the Failed Association. Within ninety (90) days of Association Closing the Assuming Institution shall notify the Receiver in writing of all such contracts the Assuming Institution has identified. Such notice shall briefly describe the principal terms of each such contract.

     4.6  Informational Tax Reporting.  The Assuming Institution shall perform
          ---------------------------
all obligations of the Failed Association with respect to preparing, providing to pertinent recipients, and filing with the pertinent taxing authorities of Federal and state income tax informational reports (including, without limitation, obligations with respect to forms 1096, 1098, 1099 and W-2) (1) related to those assets and liabilities acquired and assumed, respectively, pursuant to the Agreement or any Related Agreement including, without limitation, assets acquired subject to putback rights and not repurchased by the Receiver prior to the end of the Assuming Institution's tax year and (2) related to all Deposit Accounts processed; provided; that for purposes of this Section
                                   --------
and Section 1.52 the term "Deposit Accounts Processed" shall mean all open deposit accounts (including all active, inactive and zero-balance accounts) as well as all closed deposit accounts for which there is an informational tax reporting requirement under applicable Federal law; provided, however, that the Transition Personnel shall
                        --------  -------
perform all such reporting obligations for a period of thirty (30) days from Association Closing, and the Assuming Institution assumes tax reporting obligations only for such informational reports due on dates which are more than thirty (30) days after Association Closing; and provided, further, that the
                                                --------  -------
Assuming Institution does not assume any liability arising out of the failure of the Failed Association or any Predecessor Thrift to perform such obligations with respect to reports due prior to the date thirty (30) days from Association Closing.

     4.7  Insurance.  The Assuming Institution shall obtain and maintain with
          ---------
respect to each Owned Association Premises, Leased Association Premises, Leasehold Improvement, Fixture, Furniture and Equipment and Data Processing Equipment which it has an option to purchase, or for which it has an option to accept an assignment of a leasehold interest under the Agreement, insurance coverage effective for the period from and after Association Closing through the earlier of (i) the expiration of the applicable option period for each such asset under this Agreement, or (ii) the early termination of such option pursuant to Section 4.1(g), in such amounts, and with such coverages as are acceptable to the Receiver, including, without limitation, public liability, fire and extended coverage insurance. All such insurance shall name the Receiver as an additional insured.

     4.8  Employee Benefit Plans.  The Assuming Institution shall not assume any
          ----------------------
rights, duties, powers, responsibilities or obligations of the Failed Association under any of the Failed Association's employee benefit plans, including, without limitation, medical, insurance, vacation, pension, profit sharing or stock purchase plans, if any, unless the Receiver and the Assuming Institution otherwise agree in writing on or after Association Closing; provided, however, that during the Transaction Period, the Assuming Institution
--------  -------
shall provide such ministerial services with respect to any such employee benefit plan as the Receiver may direct, including, without limitation, such ministerial services as the Receiver may request in connection with the termination of any such plan. The Receiver shall reimburse the Assuming Institution for any such services in accordance with Section 9.8.

     4.9  Appraisals and Certain Other Market Value Determinations.
          --------------------------------------------------------

          (a)  Obtaining Appraisals.
               --------------------

               (i) If an appraisal of any asset or rental rate requiring an appraisal under the Agreement was performed within the one-year period immediately prior to Association Closing, or if any appraisal of any such asset or rental rate was in the process of being performed on Association Closing, the Receiver, in its sole discretion, may elect to provide the Assuming Institution with a copy of the report for such appraisal no later than thirty (30) days after Association Closing.

               (ii) If the Assuming Institution is not satisfied with any such report delivered pursuant to Section 4.9(a)(i), it shall so notify the Receiver within thirty (30) days from the later of (A) the date of receipt by the Assuming Institution of such report, and (B) Association Closing. The Receiver and the Assuming Institution thereupon shall select a mutually satisfactory appraiser to produce a new appraisal report for such asset and the cost of such appraisal shall be borne by the Assuming Institution.

               (iii) If an appraisal is required for any asset under the Agreement but no appraisal report is delivered to the Assuming Institution pursuant to Section 4.9(a)(i), the Receiver and the Assuming Institution shall select a mutually satisfactory appraiser to produce an appraisal report for such asset and the cost of such appraisal shall be shared equally by the Receiver and the Assuming Institution.

          (b) Appraisal Procedures.  Notwithstanding anything to the contrary,
              --------------------
each appraisal which is provided or produced under Section 4.9(a) shall take into account the economic effect on market value of the existence of any ground lease affecting the property appraised. In addition, all appraisals produced pursuant to Section 4.9(a)(ii) and (iii) shall be performed in accordance with the Corporation's Uniform Appraisal Instructions To Appraisers For RTC Real Estate Properties or the Corporation's Uniform Appraisal Instructions To Appraisers For RTC Personal Properties, as appropriate. In the case of Owned Association Premises, such appraisals shall be performed separately per premises. Notwithstanding anything to the contrary contained in the Agreement, the Assuming Institution shall be solely responsible for performing its own environmental due diligence, if any, in connection with any real property transferred under the Agreement, including, without limitation, obtaining any "Phase I" environmental report or similar environmental audit, and the cost of any such due diligence shall be borne solely by the Assuming Institution. The Receiver, in its sole discretion, may, but shall no be obligated to, provide to the Assuming Institution copies of any "Phase I" environmental reports or similar environmental audit reports in the possession of the Receiver that relate to real property which the Assuming Institution has an option to purchase under the Agreement. The Receiver does not warrant the accuracy of, and expressly disclaims responsibility for, any such report (including, without limitation, any such report prepared by employees or agents of the Receiver or the Corporation).

          (c) Certain Securities.  Market Value of Investment Grade Securities
              ------------------
and Government-Backed Mortgage Securities shall be determined by the Receiver and any costs associated with such determination shall be borne by the Receiver.


                                   ARTICLE V

          DUTIES WITH RESPECT TO DEPOSITORS OF THE FAILED ASSOCIATION

     5.1  Payment of Checks, Drafts and Orders.  The Assuming Institution shall
          ------------------------------------
pay all properly drawn checks, drafts and withdrawal orders presented to it by mail, over its counters or through clearing by depositors of the Failed Association, whether drawn on the check, draft or withdrawal forms provided by the Failed Association or by the Assuming Institution, to the extent that the Deposit balances o the credit of respective makers or drawers assumed by the Assuming Institution pursuant to Section 2.1 are sufficient to permit the payment thereof, and in all other respects shall discharge, in the usual course of conducting a banking or thrift business, the duties and obligations of the Failed Association with respect to the balances due and owing to the depositors of the Failed Association assumed by the Assuming Institution. Notwithstanding the foregoing, the Assuming Institution shall not be required to honor checks, drafts or withdrawal orders on the Failed Association's forms if such checks, drafts or orders are dated later than the date one hundred eighty (180) days after Association Closing. For any payment of ten thousand dollars ($10,000.00) or more in connection with the closing of an account following Association Closing, and to the extent the depositor's Deposit balance is sufficient to permit such payment, the Assuming Institution shall, at the request of the depositor, make such payment by wire transfer and shall not charge more than ten dollars ($10.00) per wire transfer for such service.

     5.2  Deposits.  The Assuming Institution shall pay interest on all Deposits
          --------
assumed by it pursuant to Section 2.1 in accordance with the terms of each written agreement between the Failed Association and the depositors of the Failed Association relating to each such Deposit, and shall honor all the other terms and conditions of such agreements (however, no early withdrawal penalty provision shall be enforced), through the later of (i) the date ten (10) days after the date of mailing by the Assuming Institution of the notice required by
Section 5.3, or (ii) the date fourteen (14) days after Association Closing. Thereafter, until the depositor enters into a new deposit contract, the Assuming Institution shall pay interest on all: (i) savings deposits of the Failed Association, at a rate no less than the rate of interest currently paid by the Assuming Institution on its passbook savings account or statement savings account, and (ii) transaction deposits (including, without limitation, checking and N.O.W. accounts), at a rate no less than the then current rate paid by the Assuming Institution for similar types of transaction accounts. The Assuming Institution shall permit each depositor to withdraw all or any portion of such depositor's Deposit (including, without limitation, Deposits held by the depositor indirectly through a custodial or trust account transferred to the Assuming Institution pursuant to Section 4.2(a)(iii)), without penalty for early withdrawal, until such depositor enters into a new deposit contract with the Assuming Institution; provided, that if such Deposit has been pledged to secure
                      --------
an obligation of the depositor to the Failed Association, any withdrawal thereof shall be subject to the terms of the agreement governing such pledge. For purposes of this Agreement, in no event will a depositor be deemed to have entered into a new deposit contract unless that depositor has signed a new deposit contract containing all material terms and conditions.

     5.3  Notice to Depositors.  The Assuming Institution shall give notice as
          --------------------
promptly as practicable after Association Closing, but in no event later than seven (7) days after Association Closing, to depositors of the Failed Association of its assumption of the Deposits of the Failed Association by each of the following methods:

          (a) by posting at all Owned Association Premises and all Leased Association Premises subject to options granted under Section 4.1, and by advertising in a newspaper of general circulation in each county in which any such Owned Association Premises or Leased Association Premises is located, a notice which shall state that: (1) the Assuming Institution has assumed all of the Deposits or all of the Insured Deposits, as the case may be, of the Failed Association associated with such Owned Association Premises or Leased Association Premises, (2) each depositor has the right to withdraw the transferred Deposits, without paying any penalty to the Assuming Institution, until the depositor signs a new deposit agreement with the Assuming Institution, and (3) each depositor shall receive a letter from the Assuming Institution providing further details about the transferred Deposits.

          (b) by first class mail to each depositor at the last address shown on the Failed Association's records for such depositor a notice which shall state the following: (i) the interest rate the Assuming Institution will pay on the transferred Deposits commencing the later of (A) eleven (11) days after mailing of the notice, or (B) fifteen (15) days after Association Closing, if the depositor does not sign a new agreement with the Assuming Institution with respect to such deposit; (ii) that if there are sufficient funds available in the depositor's account, the Assuming Institution will wire transfer payments of ten thousand dollars ($10,000.00) or more for a fee of no more than ten dollars ($10.00) per wire transfer in connection with the closing of an account; and
(iii) that the depositor has a right to withdraw the Deposit at any time without paying any penalty to the Assuming Institution until the depositor signs a new deposit contract with the Assuming Institution. In the event of a dispute with a depositor regarding the date of mailing, the date, for purposes of the Agreement, shall be considered to be the later of the date of the notice or the date of the postmark on the envelope containing the notice. The notice given by mail may include such other information as the Assuming Institution elects to include. The Assuming Institution shall include with each such notice a full-size copy of the letter to depositors from the Resolution Trust Corporation (which may be reproduced on both sides of a single page), a copy of which is attached as Exhibit D. The Assuming Institution shall submit its proposed form of notice to depositors to the Receiver's counsel for review, and shall not mail any such notice to any depositor without such counsel's prior approval.

                                   ARTICLE VI

                           CONSIDERATION AND PAYMENTS

[Note:  Two alternative Sections 6.1 are outlined below.
Alternative A will be used if, under the bid that is accepted, an initial payment is due to the Assuming Institution.
Alternative B will be used if, under the bid that is accepted, an initial payment is due to the Receiver.]

     [Alternative A:
      -------------

     6.1  Consideration.  As consideration for the assets, putback rights and
          -------------
purchase options acquired by the Assuming Institution under the Agreement, and in order to provide to the Assuming Institution assets equal to the liabilities assumed under the Agreement and thereby induce the Assuming Institution to assume such liabilities, (a) the Assuming Institution shall assume the liabilities specified in Article II and certain other obligations, duties and liabilities as provided in Article IV and elsewhere in the Agreement, and (b) the Receiver shall pay to the Assuming Institution an amount equal to the sum of the following:

               (i) the aggregate absolute value as set forth in Section 2.1 of the liabilities assumed pursuant to Section 2.1; minus
                                                         -----

               (ii) the aggregate purchase price as set forth in Section 3.1 for the assets purchased pursuant to Section 3.1; minus
                                                       -----

               (iii) the aggregate purchase price as set forth in Section 4.2 for the businesses purchased pursuant to Section 4.2; minus
                                                           -----

               (iv)   the Premium;

together with interest on such sum at the Settlement Interest Rate from the day after Association Closing to the date of payment.]

     [Alternative B:
      -------------

     6.1  Consideration.  As consideration for the assets, putback rights and
          -------------
purchase options acquired by the Assuming Institution under the Agreement, the Assuming Institution (a) shall assume the liabilities specified in Article II and certain other obligations, duties and liabilities as provided in Article IV and elsewhere in the Agreement, and (b) shall pay to the Receiver an amount equal to the sum of the following:

               (v)    the Premium; plus
                                  ----

               (vi) the aggregate purchase price as set forth in Section 3.1 for the assets purchased pursuant to Section 3.1; plus
                                                       ----

               (vii) the aggregate purchase price as set forth in Section 4.2 for the businesses purchased pursuant to Section 4.2; minus
                                                           -----

               (viii) the aggregate absolute value as set forth in Section 2.1 of the liabilities assumed pursuant to Section 2.1;

together with interest on such sum at the Settlement Interest Rate from the day after Association Closing to the date of payment.]

     6.2  Additional Consideration for Assets Purchased or Put Back Pursuant to
          ---------------------------------------------------------------------
Options.
-------

          (a) As consideration for any assets transferred to the Assuming Institution pursuant to the exercise of purchase options granted under the Agreement, the Assuming Institution shall pay to the Receiver an amount equal to the aggregate purchase price as set forth in Article IV for such assets.

          (b) As consideration for any assets repurchased by the Receiver pursuant to the exercise of any putback or repurchase rights granted under the Agreement, the Receiver shall pay to the Assuming Institution an amount equal to the aggregate Repurchase Price for all such assets.

     6.3  Payments.
          --------

          (a) Initial Cash Payment.  Subject to Section 3.2(a), the payment
              --------------------
required by Section 6.1(b) shall be made not later than the first Business Day after Association Closing. Such payment shall be based on the pro forma statement prepared by the Receiver and delivered to the Assuming Institution no later than the date of such payment, and shall be subject to adjustment as set forth in Section 3.2 and Article VII.

          (b) Option Payments.  On each Option Closing Date, (i) the Assuming
              ---------------
Institution shall pay to the Receiver an amount equal to the aggregate amount due to the Receiver for all assets which the Assuming Institution is purchasing on that date pursuant to the exercise of options granted under Article IV, and
(ii) the Receiver shall pay to the Assuming Institution an amount equal to the aggregate Repurchase Price for all assets which the Receiver is repurchasing on that date pursuant to the exercise of putback or repurchase rights under Article
III. Amounts due to either Party under this Section 6.3(b) (but not under Section 6.3(c) or Section 6.3(d)) shall be netted against one another and a single payment shall be made to the appropriate Party.

          (c) Section 3.2 and Article VII Adjustments; Rent.  On each Interim
              ---------------------------------------------
Adjustment Settlement Date and on the Final Pro Forma Adjustment Settlement Date, (i) the Assuming Institution shall pay to the Receiver an amount equal to the aggregate amount of any adjustments in favor of the Receiver under Section 3.2(a) and Article VII and the aggregate amount due to the Receiver under
Section 9.2(b) and Section 9.2(c), and (ii) the Receiver shall pay to the Assuming Institution an amount equal to the aggregate amount of any adjustments in favor of the Assuming Institution under Section 3.2(a) and Article VII. Amounts due to either Party under this Section 6.3(c) (but not under Section 6.3(b) or Section 6.3(d)) shall be netted against one another and a single payment shall be made to the appropriate Party.

          (d) Remittances and Reimbursements.  On each Reimbursement Date (i)
              ------------------------------
the Assuming Institution shall pay to the Receiver an amount equal to the aggregate amount due to the Receiver under Section 3.4(b), Section 9.7(a) and
Section 9.8, and (ii) the Receiver shall pay to the Assuming Institution an amount equal to the aggregate amount of any additional liabilities transferred to the Assuming Institution pursuant to Section 2.2 plus the aggregate amount
                                                    ----
due to the Assuming Institution under Section __.8.

     6.4  Manner of Payment.  All payments due under the Agreement shall be in
          -----------------
lawful money of the United States of America in immediately available funds as each Party may specify to the other Party; provided, that in the event the
                                           --------
Receiver is obligated to make any payment under the Agreement in the amount of twenty-five thousand dollars ($25,000.00) or less, such payment may be made by check.

     6.5  Computation of Interest.  Unless otherwise specified herein, all
          -----------------------
computations of interest in respect of payments required under the Agreement shall be made on the basis of a year of 365 days for the actual number of days (including the first day and excluding the last day) occurring in the period for which such interest is payable; provided, however, that any computation of a
                                --------  -------
Mortgage Purchase Price shall be made on the basis of a 360-day year.

                                  ARTICLE VII

                                  ADJUSTMENTS

     7.1  In General.  It is understood that the pro forma statement referred to
          ----------
in Section 6.3 and the Books and Records of the Failed Association may not be complete on Association Closing due to lack of complete information concerning the Failed Association's operations and that certain assets and liabilities of the type specified in Section 3.1 or Section 2.1, respectively, may not have been included therein because they are carried in the Failed Association's suspense accounts as of Association Closing, and for other reasons. As soon as practicable after Association Closing, subject to Section 3.2, and in accordance with the best information then available, the Receiver shall provide to the Assuming Institution a revised pro forma statement, in such format and reflecting such adjustments as the Receiver in its sole discretion deems necessary or appropriate. Such revised pro forma statement shall take into account, among other things and to the extent possible, assets and liabilities of the type specified in Section 3.1 or Section 2.1, respectively, which on Association Closing were carried in the Failed Association's suspense accounts, as well as accruals as of Association Closing for all income related to assets and operations of the Failed Association purchased or acquired by the Assuming Institution under the Agreement, whether or not such accruals were reflected on the Books and Records of the Failed Association in the normal course of its operations. In the event any omissions or errors are discovered in preparing the revised pro forma statement or in completing the transfers and assumptions contemplated hereby, the Parties shall make any appropriate adjustments therefore in accordance with Section 2.1 and Section 3.1, with all such adjustments to be made on the Interim Adjustment Settlement Date next succeeding the discovery thereof and, in all events, on or before the Final Pro Forma Adjustment Settlement Date. Any such adjustment shall carry interest at the Settlement Interest Rate calculated from the day after Association Closing to the date of payment of such adjustment.

     7.2  Additional Assets or Liabilities.  [a] If the Receiver discovers prior
          --------------------------------
to the Final Pro Forma Adjustment Settlement Date that (i) any liability of the Failed Association exists which is of the type that would have been included in the liabilities assumed under Article II had the existence of such liability been known as of Association Closing, or (ii) any asset of the Failed Association exists which is of the type that would have been included in the assets transferred under Section 3.1 had the existence of such asset been known as of Association Closing, the Receiver, in its discretion, may require that such asset or liability be transferred to or assumed by the Assuming Institution in a manner consistent with the intent of the Agreement. On the Final Pro Forma Adjustment Settlement Date and, as appropriate, on each Interim Adjustment Settlement Date, the Receiver and the Assuming Institution shall take any actions necessary to effect any such transfer of assets to or assumption of liabilities by the Assuming Institution.

[Note: The following paragraph will be included if the Agreement transfers only Insured Deposits and secured public money Deposits (Section 2.1, Alternative B). If the Agreement transfers all Deposits, the following paragraph will be omitted.]

          [(b)  If the Corporation determines prior to the date that is eighteen
(18) months from Association Closing that any other Deposit of the Failed Association (or any portion of any such Deposit) is an Insured Deposit, the Corporation, in its discretion, may require that such Insured Deposit be assumed by the Assuming Institution in a manner consistent with the intent of the Agreement. Upon receipt of notice from the Corporation, the Assuming Institution shall promptly take any actions necessary to effect the assumption by it of such Insured Deposit. On the date any such additional Deposit is assumed by the Assuming Institution, the Corporation shall pay to the Assuming Institution an amount equal to the sum of the Book Value of such Deposit plus all accrued but unpaid interest thereon as of Association Closing. The Corporation in its discretion may elect to pay to the Assuming Institution interest on such sum at the Settlement Interest Rate from the day after Association Closing to the date of such payment; provided that if it receives
                                                 --------
any such interest, the Assuming Institution shall pay to the depositor on each Deposit assumed by it pursuant to this section interest for such period at a rate (not to exceed the Settlement Interest Rate) prescribed by the Corporation in its discretion.]

                                  ARTICLE VII

                                    RECORDS

     8.1  Assignment of Records to Assuming Institution.
          ---------------------------------------------

          (a) The Receiver hereby assigns and transfers to the Assuming Institution all of the Receiver's right, title and interest in and to (i) all Records pertaining to the Failed Association's deposit accounts, including both closed and open accounts, and all Records pertaining to all other liabilities assumed by the Assuming Institution pursuant to the Agreement, including, without limitation, all signature cards, orders, contracts between the Failed Association and its depositors, passbooks of depositors held by the Failed Association, deposit slips, canceled checks and withdrawal orders representing charges to accounts of depositors; (ii) all Records pertaining to assets transferred to the Assuming Institution pursuant to the Agreement, including, without limitation, Records of deposit balances carried with other banks, bankers or trust companies; securities, certificates, and title documents to personalty; Loan and collateral Records and credit files and all other instruments and documents evidencing or pertaining to Loans (including, without limitation, notes, Loan agreements and other Loan documentation); and instruments or Records of title pertaining to real estate or real estate mortgages (including, without limitation, deeds, mortgages, abstracts and surveys); and (iii) all Records pertaining to businesses transferred to the Assuming Institution pursuant to the Agreement, including, without limitation, signature cards, agreements and Records pertaining to the Safe Deposit Box business.

          (b) The Parties recognize that certain Records pertain both to assets and liabilities transferred to the Assuming Institution as well as assets and liabilities retained by the Receiver or transferred to a third party. If the Receiver in its sole discretion determines that it is feasible to separate such Records in a manner which would permit each party to take possession of Records which pertain only to the assets and liabilities transferred to such party, the Receiver shall separate such Records and shall assign such Records to the appropriate party. Each party shall pay its Share of the Receiver's out-of-pocket costs and expenses of separating such Records. If the Receiver in its sole discretion determines that it is not feasible to separate such Records, the Receiver may assign and transfer all such Records to the Assuming Institution, by a single blanket assignment or otherwise, and the Assuming Institution shall preserve and maintain such Records in accordance with Section 8.3 and shall provide access to and copies of such Records upon request in accordance with
Section 8.4; provided, however, that each party shall pay its Share of the cost
             --------  -------
(which shall not exceed reasonable rates generally charged for such services in the relevant locality) of storing such records. As used in this Section, "Share" shall mean (i) for each party other than the Receiver, the fraction obtained by dividing (A) the total number of accounts associated with the Deposits transferred to such party on the date of Association Closing, by (B) the total number of accounts associated with the Deposits on the Books and Records of the Failed Association as of Association Closing, and (ii) for the Receiver, that fraction which when added to the sum of all of the other parties' Shares equals one. Notwithstanding anything to the contrary contained herein, the Receiver shall be solely responsible for the storage of, or arranging for the storage of, Records which pertain only to the assets and liabilities retained by, put back to or repurchased by the Receiver.

     8.2  Custody of Assigned Records.
          ---------------------------

          (a) The Receiver shall deliver to the Assuming Institution, at a location or locations designated by the Receiver, all Records assigned and transferred to the Assuming Institution (i) under Section 8.1(a) as soon as practicable on or after Association Closing, and (ii) pursuant to Section 8.1(b) as soon as practicable after making any assignment.

          (b) During the put period, if any, for each asset transferred to the Assuming Institution under the Agreement, the Assuming Institution (i) shall not permit any Person access to the original Records pertaining to any such asset, other than designated employees or agents of the Assuming Institution acceptable to the Receiver who shall be permitted access only to the extent necessary to service such asset or to complete the Assuming Institution's due diligence review of such asset, and (ii) shall not permit any Person to remove from Owned Association Premises or Leased Association Premises (as the case may be) original Records pertaining to any such asset without the Receiver's prior written consent.

          (c) From time to time the Receiver may deliver to the Assuming Institution a list of one or more officers, directors, employees, accountants or other Persons formerly employed or retained by or associated with the Failed Association that the Receiver has designated as restricted persons. The Assuming Institution shall take such precautions as the Receiver may reasonably request to ensure that none of the persons identified on such list are permitted access to any original Books or Records of the Failed Association that may be relevant to potential actions or claims by the Receiver at any time without the prior written consent of the Receiver.

     8.3  Preservation of Records.  The Assuming Institution and the Receiver
          -----------------------
each shall preserve and maintain for their joint benefit all Records of which each has or obtains custody. The Assuming Institution shall preserve and maintain, and shall require any successor or transferee of any such Records to preserve and maintain, each such Record for a period equal to the longest of the following: (i) six (6) years from Association Closing, (ii) ten (10) years from the date of the underlying transaction or the events documented by such Record, or (iii) for such period as may be required by applicable law; provided, that
                                                               --------
the Assuming Institution shall preserve and maintain any and all such Records as may be specified by the Receiver for such longer period as the Receiver may reasonably request.

     8.4  Access to Records; Copies.
          -------------------------

          (a) The Receiver and the Assuming Institution each shall permit the other access to all Records of which it has custody, and to use, inspect, make extracts from or request copies of any such Records in the manner and to the extent provided in Section 11.8 except as provided in this Section 8.4. The Assuming Institution shall allow the Receiver the temporary possession, custody and use of original Records in the Assuming Institution's possession for any lawful purpose and upon reasonable terms and conditions.

          (b) The Receiver shall provide to the Assuming Institution, to the extent permitted by applicable law and contracts, duplicate copies of Records (or in its discretion, original Records) pertaining to the operation of the Failed Association's electronic data processing operations.

          (c) The Receiver shall have the right to duplicate, in its discretion, any Record in the form of microfilm or microfiche pertaining to deposit account relationships; provided, that in the event that the Failed Association
               --------
maintained one or more duplicate copies of such microfilm or microfiche Records, the Assuming Institution hereby assigns and transfers to the Receiver one such duplicate copy of each such Record without cost to the Receiver and shall deliver to the Receiver all Records assigned and transferred to the Receiver under this Section 8.4(c) as soon as practicable on or after Association Closing.

          (d) Except as provided in Section 8.4(c), the party requesting a copy of any Record shall bear the cost of retrieval and duplication thereof;

provided, that such costs shall not exceed reasonable rates generally charged
--------
for such services in the relevant locality. A copy of each Record requested shall be provided as soon as practicable by the Party having custody thereof.

                                   ARTICLE IX

                               TRANSITION PERIOD

     9.1  In General.  Subject to the terms and conditions of this Article IX,
          ----------
the Assuming Institution and the Receiver each shall cooperate with one another and shall use reasonable efforts to ensure that during the Transition Period all of the assets and liabilities of the Failed Association (the "Assets" and "Liabilities"), including, without limitation, (i) the assets and liabilities purchased by, transferred to or assumed by the Assuming Institution and (ii) the assets and liabilities of the Failed Association that are not purchased by, transferred to or assumed by the Assuming Institution or are put back to or repurchased by the Receiver, are serviced in accordance with prudent banking standards and practices. As set forth below, the Assuming Institution and the Receiver each shall pay its Pro Rata Share of certain out-of-pocket costs and expenses of providing such servicing.

     9.2  Premises, Furniture and Equipment.
          ---------------------------------

          (a) Premises, Furniture and Equipment Used by the Receiver.
              ------------------------------------------------------

              (i) The Receiver shall be permitted to occupy and use such office space (including vault space), Furniture and Equipment and utilities (including telephone and facsimile service) at the Owned Association Premises and the Leased Association Premises occupied by the Assuming Institution as the Receiver may reasonably require for the Receiver's use in the discharge of its functions during the Transition Period. In the event that the Receiver determines that such space is inadequate or unsuitable, the Receiver may relocate to other quarters at its own expense.

              (ii) The Receiver, in its sole discretion, may place temporary structures on any Owned Association Premises or Leased Association Premises occupied by the Assuming Institution adjacent to or near existing structures to the extent such structures do not materially interfere with the operations of the Assuming Institution or violate applicable laws, regulations, codes or ordinances or the terms of the insurance policies covering such premises.

              (iii) If the Assuming Institution exercises its option to purchase any Owned Association Premises or owned Furniture and Equipment or to accept an assignment of any lease for any Leased Association Premises or leased Furniture and Equipment, the Receiver, from and after the Option Closing Date for such purchase or assignment, shall pay to the Assuming institution (a) rent at Market Value (for any such Owned Association Premises and owned Furniture and Equipment) or the rate specified in the applicable lease agreement (for any such Leased Association Premises and leased Furniture and Equipment) for the portion of the premises and Furniture and Equipment occupied or used by the Receiver and the Dedicated Personnel; and (b) all operating costs with respect thereto accruing during such period, including without limitation, taxes, fees, charges, utilities, maintenance costs, insurance and assessments.

          (b) Premises, Furniture and Equipment Used by the Assuming
              ------------------------------------------------------
Institution. During the period in which it occupies or has the use or benefit of any Owned Association Premises, Leased Association Premises or Furniture and Equipment the Assuming Institution shall pay to the Receiver (i) rent at Market Value (for any such Owned Association Premises and owned Furniture and Equipment) or the rate specified in the applicable lease agreement (for any such Leased Association Premises and leased Furniture and Equipment); and (ii) all operating costs with respect thereto accruing during such period, including without limitation, taxes, fees, charges, utilities, maintenance costs, insurance and assessments; provided, however, that rent and operating costs for
                           --------  -------
any such premises shall be prorated by the Receiver in its sole discretion based on the proportion of such premises occupied or used by the Assuming Institution. During such period, the Assuming Institution shall comply with all relevant terms of all applicable lease agreements. The Assuming Institution promptly (and in any event within thirty (30) days from the expiration of the applicable option period) shall vacate and relinquish all Leased Association Premises, Owned Association Premises, Fixtures, Furniture and Equipment, Leasehold Improvements, and Data Processing Equipment with respect to which it does not elect to exercise its option under Section 4.1. If the Assuming Institution occupies any Leased Association Premises or Owned Association Premises for more than fifteen (15) days, it shall provide to the Receiver at least thirty (30) days' prior written notice of its intention to vacate such premises.

          (c) Premises, Furniture and Equipment Used by the Transition
              --------------------------------------------------------
Personnel. During the period in which the Transition Personnel occupy or have the use or benefit of any Owned Association Premises, Leased Association Premises or Furniture and Equipment, the Assuming Institution shall pay to the Receiver its Pro Rata Share of (i) rent at Market Value (for any such Owned Association Premises and owned Furniture and Equipment) or the rate specified in the applicable lease agreement (for any such Leased Association Premises and leased

Furniture and Equipment); and (ii) all operating costs with respect thereto accruing during such period, including without limitation, taxes, fees, charges, utilities, maintenance costs, insurance and assessments; provided, however, that
                                                         --------  -------
rent and operating costs for any such premises shall be prorated by the Receiver in its sole discretion based on the proportion of such premises occupied or used by the Transition Personnel.

          (d) Payments.  Amounts due to the Receiver under Section 9.2(b) and
              --------
(c) shall be due and payable on each Interim Adjustment Settlement Date and on the Final Pro Forma Adjustment Settlement Date; provided, however, that (i) any
                                                --------  -------
such rent for Owned Association Premises and owned Furniture and Equipment shall be paid at an estimated rate specified by the Receiver, and shall be adjusted to Market Value upon receipt of the required appraisal report, and (ii) any such operating costs shall bear interest at the Settlement Interest Rate from the date such amounts are paid by the Receiver until the date the Receiver is reimbursed by the Assuming Institution. The Receiver shall be responsible for making any requisite payments to third parties related to Owned Association Premises, Leased Association Premises, or Furniture and Equipment; provided,
                                                                   --------
however, that at the written direction of the Receiver, the Assuming Institution
-------
shall make such payments to such third parties. The Receiver shall reimburse the Assuming Institution for any such payments made on behalf of the Receiver (other than the Assuming Institution's share of such expenses) on each Interim Adjustment Settlement Date and on the Final Pro Forma Adjustment Settlement Date.

     9.3  Dedicated Personnel and Transition Personnel.
          --------------------------------------------

          (a) The Assuming Institution shall hire directly or contract through a temporary employment agency acceptable to the Receiver and dedicate to the Receiver such employees ("Dedicated Personnel") (who may be either former employees of the Failed Association or other personnel) acceptable to the Receiver as the Receiver may require in the discharge of its functions during the Transition Period (including, without limitation, the servicing of all or any portion of the Assets and Liabilities not purchased or assumed by the Assuming Institution). All Dedicated Personnel shall report exclusively to and be managed exclusively by the Receiver.

          (b) It is recognized and understood that in order to provide a smooth transition and to efficiently service the Assets and Liabilities during the Transition Period, it will be necessary for certain former employees of the Failed Association or other personnel to perform services for both the Assuming Institution and the Receiver. Accordingly, in addition to the Dedicated Personnel, the Assuming Institution shall hire directly or contract through a temporary employment agency acceptable to the Receiver such employees ("Transition Personnel") (who may be either former employees of the Failed Association or other personnel) as are mutually acceptable to the Assuming Institution and the Receiver and as are required by both the Assuming Institution and the Receiver to service certain of their respective Assets and Liabilities during the Transition Period. All Transition Personnel shall report to and be managed by the Assuming Institution; provided, however, that the
                                               --------  -------
Transition Personnel shall not take any of the following actions with respect to any Asset without the prior written consent of the Person who owns such Asset at the time such action is initiated: any advance of funds or credit, and any commitment to advance funds or credit; any modification, extension, forgiveness, renewal, or other material change in the terms and conditions of any agreement governing such Asset, including, without limitation, any release of collateral; any exercise of any default remedy (including, without limitation, the initiation of any foreclosure or enforcement proceedings); the retention of any outside professional assistance (including, without limitation, the advice of outside legal counsel or accountants); or any material expenditure to preserve the value of such Asset.

          (c) All Dedicated Personnel and all Transition Personnel shall be employed for a period not to exceed the Transition Period on an "at will" basis such that they may be terminated at any time, with or without cause. Except as expressly set forth herein, all Dedicated Personnel and all Transition Personnel shall be paid the same base salary or wage such personnel were paid by the Failed Association immediately prior to Association Closing (or, if such personnel were not employed by the Failed Association, the same base salary or wage personnel providing the same or similar services were paid by the Failed Association), and shall be provided (i) the same or substantially the same health care benefits provided by the Failed Association immediately prior to Association Closing, or (ii) the same health care benefits provided by the Assuming Institution to its full-time employees with similar responsibilities whose health care benefit rights are fully vested, provided, that the Dedicated
                                                   --------
Personnel and the Transition Personnel shall be deemed to meet all of the Assuming Institution's minimum service and other eligibility requirements for receiving such benefits. In no event shall such personnel be treated as temporary, occasional, new, or probationary for purposes of complying with the requirements of this subsection regarding health care benefits. Notwithstanding the foregoing, (i) the Receiver in its sole discretion may direct the Assuming Institution to increase or decrease the compensation or benefits provided to any of the Dedicated Personnel, (ii) the Receiver and the Assuming Institution by mutual written agreement may elect to increase or decrease the compensation or benefits provided to any of the Transition Personnel, and (iii) the Assuming Institution may elect to provide additional compensation or benefits to any of the Dedicated Personnel or the Transition Personnel, provided that any such additional compensation or benefits paid without the prior written consent of the Receiver shall not be a reimbursable expense under Section 9.8.

          (d) The Assuming Institution shall notify all Dedicated Personnel and all Transition Personnel on Association Closing (or, if later, on the date such Dedicated Personnel and Transition Personnel are hired or contracted by the Assuming Institution), by written notice posted at all Owned Association Premises and all Leased Association Premises and by individual written notice to each employee, and shall obtain written acknowledgment of receipt of such notice from each such employee in form and substance satisfactory to the Receiver, that such employees are being employed on an "at will" basis for a specific project or undertaking and that their employment is limited to the duration of such project or undertaking, and shall take any and all other steps necessary or appropriate to ensure the availability of the "temporary employment" exemption to the Worker Adjustment and Retraining Notification Act (the "WARN Act"), 29 U.S.C. Section 2103, 20 C.F.R. Section 639.5(c). If such written acknowledgment is not received from any individual, the Assuming Institution shall not be obligated to retain such individual as Dedicated Personnel or Transition Personnel.

          (e) The Receiver shall reimburse the Assuming Institution for out-of-pocket expenses directly attributable to the Dedicated Personnel incurred in accordance with this Section 9.3 as provided in Section 9.8. The Assuming Institution and the Receiver each shall pay its Pro Rata Share of the out-of-pocket expenses directly attributable to the Transition Personnel incurred in accordance with this Section 9.3 as provided in Section 9.8. In addition, for all Dedicated Personnel and all Transition Personnel hired directly by the Assuming Institution (but not Dedicated Personnel or Transition Personnel hired indirectly through a temporary employment agency), the Receiver shall pay to the Assuming Institution an administrative fee equal to twelve percent (12%) of the sum of the following amounts paid in accordance with Section 9.3(c) and Section 9.8(e): (1) the total base salary (exclusive of overtime, bonuses, incentives and severance pay) paid to such Dedicated Personnel, (2) the total reimbursable out-of-pocket costs and expenses of providing health care benefits (but not any other benefits) to such Dedicated Personnel, (3) the Receiver's Pro Rata Share of the total base salary (exclusive of overtime, bonuses, incentives and severance pay) paid to Transition Personnel, and (4) the Receiver's Pro Rata Share of the total reimbursable out-of-pocket costs and expenses of providing health care benefits (but not any other benefits) to such Transition Personnel.

          (f) The Assuming Institution shall make good faith efforts to ensure that all Assets and Liabilities (including, without limitation, Assets retained by, put back to or repurchased by the Receiver) which are serviced by the Transition Personnel are serviced in a manner substantially consistent with the practices and procedures employed by the Failed Association immediately prior to Association Closing or the practices and procedures employed by the Assuming Institution with respect to its own similar assets; provided, that the Receiver
                                                    --------
hereby waives and agrees not to assert any claim it may now have or hereafter acquire against the Assuming Institution arising out of or relating to such servicing (other than any claim arising out of or relating to the Assuming Institution's failure to make good faith efforts to ensure that such servicing is conducted in accordance with such practices and procedures).

          (g) The Assuming Institution hereby waives and agrees not to assert any claim it may now have or hereafter acquire against the Receiver or the Corporation arising out of or relating to the servicing on or after Association Closing of the Assets and Liabilities purchased or assumed by the Assuming Institution, including, without limitation, any claim arising out of or relating to any act or omission on or after Association Closing of the Transition Personnel.

     9.4  Other Personnel; Disclaimer.
          ---------------------------

          (a) It is recognized and understood that certain employees of the Assuming Institution who are neither Dedicated Personnel nor Transition Personnel ("Assuming Institution Employees") may from time to time perform services on behalf of the Receiver (including, without limitation, the services contemplated by Section 9.6). The Assuming Institution shall be reimbursed for all out-of-pocket costs associated therewith in accordance with Section 9.8.

          (b) The Receiver or the Corporation, in their sole discretion, may hire directly or through a temporary employment agency any former employees of the Failed Association or any other personnel.

          (c) The Assuming Institution does not hereby assume any liability of the Failed Association to the Failed Association's former employees, including, without limitation, any liability of the Failed Association to any Dedicated Personnel, any Transition Personnel, or any other former employee of the Failed Association that may be hired by the Assuming Institution.

     9.5  Data Processing Services.
          ------------------------

          (a) If immediately prior to Association Closing the Failed Association operated its own data processing system, certain Transition Personnel shall continue to operate such system to provide data processing services for the Assets and Liabilities for such period as either Party may require (not to exceed the Transition Period). During the period in which it receives data processing services pursuant to this Section, each party shall comply with all of the terms and conditions of each agreement entered into by the Failed Association with respect to owned or leased Data Processing Equipment and shall pay its Pro Rata Share of all out-of-pocket costs and expenses of providing such services in accordance with Section 9.8.

          (b) If immediately prior to Association Closing the Failed Association was a party to any contract which provided for the rendering of data processing services to the Failed Association, the Receiver shall undertake to cause the service provider under each such contract to continue servicing the Assets and Liabilities for such period as either Party may require (not to exceed the Transition Period) on the terms and conditions set forth in such service contract; provided, however, that the Receiver shall not be liable to the
          --------  -------
Assuming Institution for the failure, if any, of any such service provider to provide such services. During the period in which it receives data processing services pursuant to this Section 9.5(b), each party shall comply with the terms and conditions of the relevant data processing service contracts as if it were a party thereto and shall pay its Pro Rata Share of the costs of such data processing service contracts.

          (c) Nothing contained in this Section 9.5 shall prohibit the Assuming Institution from converting its data processing activities from the Failed Association's data processing system to the Assuming Institution's data processing system; provided, however, that the Assuming Institution shall
                   --------  -------
coordinate any such conversion with the Receiver. The Assuming Institution shall not be responsible for increases in the Receiver's cost due to elimination of

Assuming Institution's activities; provided that the Assuming Institution
                                   --------
shall continue to cooperate in providing data processing services to the Receiver in accordance with this Article IX; and provided, further, that the
                                                 --------  -------
Assuming Institution shall pay any and all special programming costs and other incremental data processing costs associated with such conversion.

          (d) Subject to Section 9.8, the Receiver shall be responsible for making any requisite payments to third parties in connection with the provision of data processing services under this Section 9.5 (including, without limitation, rental payments under any lease agreements for leased Data Processing Equipment); provided, however, that at the written direction of the
                       --------  -------
Receiver, the Assuming Institution shall make such payments to such third parties.

     9.6  Additional Services.  During the Transition Period the Assuming
          -------------------
Institution shall provide to the Receiver such additional services as the Receiver may reasonably request form time to time, including, without limitation, accounting services, payroll services, trust services and employee benefit services. The Receiver shall reimburse the Assuming Institution for any such additional services as set forth in Section 9.8

     9.7  Remittances and Accounts Payable.
          --------------------------------

          (a) On each Reimbursement Date, the Assuming Institution shall remit to the Receiver all payments (if any) collected by the Assuming Institution on Assets which are not purchased by the Assuming Institution (including, without limitation, Assets purchased by the Assuming Institution and subsequently put back to or repurchased by the Receiver), together with interest thereon from the date of receipt by the Assuming Institution until paid to the Receiver at the Settlement Interest Rate. After the final Reimbursement Date, the Assuming Institution shall remit all such payments (if any) collected by it to the Receiver on a monthly basis.

          (b) All such remittances shall be accompanied by a report of the collection activity. Such report shall be in such form and detail and shall include such supporting documentation as the Receiver in its sole discretion shall specify.

          (c) During the Transition Period, the Assuming Institution shall promptly notify the Receiver of any claims accruing prior to Association Closing for rent, taxes, fees, charges, utilities, maintenance costs, insurance, assessments and other costs with respect to Leased Association Premises, Owned Association Premises, Leasehold Improvements, Fixtures, Furniture and Equipment, owned or leased Data Processing Equipment, and any and all other accounts payable of the Failed Association. If the Assuming Institution fails to promptly notify the Receiver of any such claims of which the Assuming Institution had or should have had knowledge, the Assuming Institution, upon the written request of the Receiver, shall indemnify the Receiver against any late charges, penalties or forfeitures or other incremental costs resulting from the Assuming Institution's failure to provide such notice.

     9.8  Payments.
          --------

          (a) On each Reimbursement Date, the Receiver shall reimburse the Assuming Institution for any and all of the following costs and expenses incurred by the Assuming Institution:

               (i) all out-of-pocket costs and expenses directly attributable to the Dedicated Personnel, including salaries, employment-related taxes, and out-of-pocket costs and expenses for health care benefits;

               (ii) the Receiver's Pro Rata Share of all out-of-pocket costs and expenses directly attributable to the Transition Personnel, including salaries, employment-related taxes, and out-of-pocket costs and expenses for health care benefits;

               (iii) the Receiver's Pro Rata Share of all out-of-pocket costs and expenses directly attributable to the provision of data processing services pursuant to Section 9.5;

               (iv) all out-of-pocket costs and expenses directly attributable to providing services to the Receiver pursuant to Section 4.8, Section 9.4(a) and Section 9.6; and

               (v) such other out-of-pocket costs and expenses as may be incurred by the Assuming Institution at the Receiver's written direction.

          (b) On the final Reimbursement Date, the Receiver shall pay to the Assuming Institution the administrative fee attributable to the Dedicated Personnel and the Transition Personnel, as provided in Section 9.3(e).

          (c) On each Reimbursement Date, the Assuming Institution shall reimburse the Receiver for the Assuming Institution's Pro Rata Share of all out-of-pocket costs and expenses incurred by the Receiver in connection with this
Article IX, including, without limitation, out-of-pocket costs and expenses directly attributable to the provision of data processing services pursuant to
Section 9.5.

          (d) All reimbursable out-of-pocket costs and expenses incurred in connection with this Article IX (but not the administrative fee attributable to the Dedicated Personnel and Transition Personnel as provided in Section 9.3(e)) shall bear interest at the Settlement Interest Rate from the date such expenses were paid to the date of reimbursement. It shall be a condition to the reimbursement of any item under the Agreement that such cost or expense shall have been incurred in accordance with this Article IX.

          (e) Notwithstanding anything to the contrary contained herein, except as expressly set forth in Section 9.2 and Section 9.3(e), the following shall not be reimbursable expenses: (i) any allocation of general overhead (including, without limitation, rent) or administrative expenses, (ii) any costs or expenses arising out of or relating to WARN Act requirements, or (iii) any costs or expenses arising out of or relating to continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA"), 26 U.S.C.
Section 4980B, or for that portion of any other costs and expenses for which employee contributions may be collected. Out-of-pocket costs and expenses for health care benefits provided through insurance, an HMO or similar provider shall include and be limited to the premiums paid for benefit coverage; out-of-pocket costs and expenses for self-funded benefits (including benefits provided through a trust or association established under Section 501(c)(9) of the Internal Revenue Code of 1986 or other employer-sponsored trust) shall include and be limited to a premium equivalent amount that is reasonable in relation to premiums generally charged in the relevant area by third party providers for comparable coverage.

          (f) At least ten (10) Business Days prior to each Reimbursement Date, the Assuming Institution shall submit to the Receiver a reimbursement request (in such form and detail and with such additional supporting documentation as the Receiver in its sole discretion shall request) for all items for which reimbursement is sought under this Section 9.8. If the Receiver and the Assuming Institution disagree as to the allowance of any item of expense, the disputed item shall be reviewed by an independent certified public accountant satisfactory to the Receiver and the Assuming Institution to ascertain whether the item is reimbursable. The Receiver and the Assuming Institution shall select a mutually satisfactory certified public accountant and the cost of such work shall be shared equally by the Receiver and the Assuming Institution. The opinion of such certified public accountant with respect to the amount of reimbursable expenses shall be conclusive and binding on the Parties.


                                   ARTICLE X

                              CONDITIONS PRECEDENT

     10.  Conditions Precedent to the Obligations of Both Parties.  The
          -------------------------------------------------------
respective obligations of each of the Assuming Institution and the Receiver under the Agreement are subject to the satisfaction of each of the conditions precedent set forth in this Section 10.1.

          (a) Association Closing and Appointment of Receiver.  The Receiver and
              -----------------------------------------------
the Assuming Institution shall have received evidence satisfactory to each of them that (i) the Failed Association has been closed in accordance with applicable law, including, without limitation, Section 5(d) of the HOLA, 12 U.S.C. Section 1464(d), and (ii) the Receiver has been tendered appointment as such pursuant to Section 5(d) (2) of the HOLA.

          (b) Regulatory Approvals.  The Receiver and the Assuming Institution
              --------------------
shall have received evidence satisfactory to each of them that (i) the Assuming Institution and its Holding Company (if any) each have received any and all authorizations, consents, approvals, licenses, charters and exemptions by any governmental authority or regulatory or administrative body required for the execution, delivery and performance of the Agreement and each Related Agreement to which each is a party and the consummation of the transactions contemplated by the Agreement or any such Related Agreement, and (ii) no other action by, or notice to or registration or filing with any such authority or body is required for the consummation of the transactions contemplated by the Agreement or any such Related Agreement.

     10.2 Conditions Precedent to the Obligations of the Assuming Institution.
          -------------------------------------------------------------------
The obligations of the Assuming Institution under the Agreement are subject to the satisfaction of each of the further conditions precedent set forth in this
Section 10.2, any one or more of which may be waived, in whole or in part, by the Assuming Institution.

          (a) Compliance.  The Receiver shall have complied in all material
              ----------
respects with each of its covenants and agreements contained in the Agreement, if any, which are required to be performed or complied with by it on or prior to Association Closing.

          (b) Indemnity by Agreement.  The Corporation shall have executed and
              ----------------------
delivered to the Assuming Institution the Indemnity Agreement.

     10.3 Conditions Precedent to the Obligations of the Receiver.  The
          -------------------------------------------------------
obligations of the Receiver under the Agreement are subject to the satisfaction of each of the further conditions precedent set forth in this Section 10.3, any one or more of which may be waived, in whole or in part, by the Receiver.

          (a) Compliance.  The Assuming Institution shall have complied in all
              ----------
material respects with each of its covenants and agreements contained in the Agreement, if any, which are required to be performed or complied with by it on or prior to Association Closing

          (b) Accuracy of Representations.  Each of the representations and
              ---------------------------
warranties of the Assuming Institution contained in Article XI shall be true and correct in all material respects at and as of Association Closing as if made at and as of Association Closing.

          (c) Officer's Certificate.  The Receiver shall have received a
              ---------------------
certificate, dated the date of Association Closing, of the chief executive officer of the Assuming Institution certifying as to the matters specified in Sections 10.3(a) and 10.3(b), which shall constitute a representation of the Assuming Institution with respect thereto. The certificate shall be in substantially the form of Exhibit F.

          (d) Related Agreements.  The Assuming Institution and its Holding
              ------------------
Company (if any) each shall have executed and delivered to the Receiver all of the Related Agreements to which each is a party.

          (e) Legal Opinion.  The Receiver shall have received an opinion from
              -------------
counsel for the Assuming Institution, in form and substance satisfactory to counsel for the Receiver and dated the date of Association Closing, confirming the legal conclusions contained in subsections (a) of Section 11.1 through 11.5 below; provided, however, that such counsel for Assuming Institution may give
       --------  -------
the opinion required by Section 11.3(a)(ii) and (iii) and Section 11.5(a) to the best of such counsel's knowledge after reasonable inquiry of the officers. In rendering such opinion, such counsel may rely, as to matters of fact and to the extent specified in such opinion, upon certificates of officers of the Assuming Institution and certificates of public officials. The opinion of counsel shall be in substantially the form of Exhibit G.

[Note: The following section 10.3(f) shall only be included in the Agreement if the transaction involves the use of the Oakar provisions and a transfer of assets or liabilities from a de novo institution (the Assuming Institution) to an ultimate acquiror by any means other than a statutory merger]

          (f) Oakar Transactions.  In the event the Assuming Institution is a de
              ------------------
novo institution organized in order to effect an "Oakar" transaction pursuant to
Section 5(d)(3) of the FDI Act, as amended, 12 U.S.C. section 1815(d)(3), pursuant to which the assets and liabilities of the Failed Association acquired by the Assuming Institution under the Agreement are transferred to a bank Affiliate of the Assuming Institution (the "Ultimate Acquiror") in accordance with a merger, consolidation, purchase and assumption or similar agreement between the Assuming Institution and the Ultimate Acquiror (the "Oakar Agreement'), the Receiver shall have received , in addition to the conditions precedent otherwise specified in this Section 10.3, (i) an indemnity from the Assuming Institution's Holding Company regarding liabilities not assumed by the Ultimate Acquiror, in form and substance satisfactory to the Receiver, (ii) an opinion of counsel for the Holding Company, in form and substance satisfactory to the Receiver and dated the date of Association Closing, confirming the legal conclusions contained in subsections (b) of Sections 11.1 through 11.5, and
(iii) an opinion of counsel for the Ultimate Acquiror, in form and substance satisfactory to the Receiver and dated the date of Association Closing, confirming the legal conclusions contained in subsections (a) of Sections 11.1 through 11.5, in each case as if such Sections related to the Ultimate Acquiror and the Oakar Agreement; provided, however, that such counsel for the Ultimate Acquiror and the Holding Company may give the opinions required by Sections 11.3(a)(ii) and (iii) and (b)(ii) and (iii) and Sections 11.5(a) and (b), respectively, to the best of such counsel's knowledge after reasonable inquiry of the officers, as provided in Section 10.3(e) above. The opinions of counsel shall be in substantially in the form of Exhibit G.

                                   ARTICLE XI

       REPRESENTATIONS, WARRANTIES AND COVENANTS OF ASSUMING INSTITUTION

     The Assuming Institution represents and warrants to, and covenants and agreed with, the Receiver as follows:

     11.1 Existence, Etc.
          --------------

          (a) The Assuming Institution is a financial institution duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Assuming Institution is chartered, and has full power and authority (i) to own and operate its properties and conduct its business as presently conducted by it in all material respects, and (ii) to execute and deliver the Agreement and the Related Agreements and perform its obligations under the Agreement and the Related Agreements;

          (b) Each Holding Company (if any) is a corporation duly organized, validly existing and in good standing under the laws of its respective state of incorporation and has all requisite corporate power and authority (i) to own and operate its respective properties and to conduct its business as presently conducted by it in all material respects, and (ii) to execute and deliver and perform its obligations under each Related Agreement, if any.

     11.2 Authorization.
          -------------

          (a) The execution and delivery by the Assuming Institution of the Agreement and the Related Agreements, the performance by the Assuming Institution of its obligations thereunder, and the consummation of the transactions contemplated thereby, have been duly authorized by all necessary corporate action on the part of the Assuming Institution. The Agreement and the Related Agreements have been duly executed and delivered by the Assuming Institution and constitute a legal, valid and binding obligation of the Assuming Institution;

          (b) The execution and delivery by the Holding Company of each Related Agreement, if any, the performance by the Holding Company of its obligations thereunder, and the consummation of the transactions contemplated thereby, have been duly authorized by all necessary corporate action on the part of the Holding Company. The Related Agreements have been duly executed and delivered by the Holding Company and constitute a legal, valid and binding obligation of the Holding Company;

     11.3 No Conflict.
          -----------

          (a) The execution, delivery and performance by the Assuming Institution of the Agreement and the Related Agreements and the consummation of the transactions contemplated thereby will not (i) violate or conflict with any provision of the charter or bylaws of the Assuming Institution, or any law, rule, or regulation affecting the Assuming Institution, the violation of which could have a material adverse effect on the operations or financial condition of the Assuming Institution,
(ii) violate or conflict with any order, judgment, award, administrative interpretation, injunction, writ, decree or the like affecting the Assuming Institution or by which the Assuming Institution is bound, the violation of which could have a material adverse effect on the operations or financial condition of the Assuming Institution, or (iii) result in a breach of or constitute a default under any indenture or other material agreement to which the Assuming Institution is a party or by which the Assuming Institution or any material portion of its properties is bound;

          (b) The execution, delivery and performance by the Holding Company of the Related Agreements and the consummation of the transactions contemplated thereby will not (i) violate or conflict with any provision of the charter or bylaws of the Holding Company, or any law, rule, regulation affecting the Holding Company, the violation of which could have a material adverse effect on the operations or financial condition of the Holding Company, (ii) violate or conflict with any order, judgment, award, administrative interpretation, injunction, writ, decree or the like affecting the Holding Company or by which the Holding Company is bound, the violation of which could have a material adverse effect on the operations or financial condition of the Holding Company, or (iii) result in a breach of or constitute a default under any indenture or other material agreement to which the Holding Company is a party or by which the Holding Company or any material portion of its properties is bound;

     11.4 Regulatory Approvals.
          --------------------

          (a) No authorization, consent approval, license, exemption or other action by, or notice to, or filing with any governmental authority or administrative or regulatory body is required for either the execution, delivery or performance of the Agreement and each Related Agreement by the Assuming Institution or the consummation of the transactions contemplated thereby except such as shall have been made or obtained prior to Association Closing. On or prior to Association Closing, the Assuming Institution shall have satisfied any conditions contained in any such authorizations, consents, approvals, licenses or the like which are required to be satisfied on or prior to Association Closing.

          (b) No authorization, consent, approval, license, exemption or other action by, or notice to, or filing with any governmental authority or administrative or regulatory body is required for either the execution, delivery or performance of each Related Agreement by the Holding Company or the consummation of the transactions contemplated thereby, except such as shall have been made or obtained prior to Association Closing. On or prior to Association Closing, the Assuming Institution shall have satisfied any conditions contained in any such authorizations, consents, approvals, licenses or the like which are required to be satisfied on or prior to Association Closing.

     11.5 Absence of Litigation.
          ---------------------

          (a) Except as previously disclosed in writing to the RTC attorney responsible for the transaction contemplated by the Agreement, there are no pending or threatened actions, suits or proceedings before any court, governmental agency, arbitrator or instrumentality affecting the Assuming Institution which purport to affect the legality, validity or enforceability of the Agreement or any Related Agreement.

          (b) Except as previously disclosed in writing to the RTC attorney responsible for the transaction contemplated by the Agreement, there are no pending or threatened actions, suits or proceedings before any court, governmental agency, arbitrator or instrumentality affecting the Holding Company which purport to affect the legality, validity or enforceability of any Related Agreement.

[Note: If Section 4.2(a)(v) is omitted, the following bracketed contemplated references to Servicing Contracts also will be omitted.]

     11.6 Certain Other Approvals.  The Assuming Institution or its agent is a
          -----------------------
lender or mortgagee which is approved by each institutional insurer or guarantor that has insured or guaranteed any Loan or other Loan Interest transferred to the Assuming Institution pursuant to the Agreement, including, without limitation and if applicable, the United States Department of Housing and Urban Development[, and is a servicer which is approved by each entity for whom the Failed Association provides Servicing pursuant to any Servicing Contract, including, without limitation, FNMA, FHLMC and GNMA]. The Assuming Institution recognizes that if it or its agent is not so approved, any such insurance, guarantee [or Servicing Contract] may be terminated, and neither the Assuming Institution nor its agent shall have recourse to the Receiver or the Corporation for any such termination. The Assuming Institution hereby assumes, and shall pay, perform and discharge (or shall cause its agent to pay, perform and discharge), all of the Failed Association's obligations under any such contract of insurance or guarantee from and after Association Closing.

     11.7 Books and Records;  Accounting Method.  The Assuming Institution will,
          -------------------------------------
and will cause its Subsidiaries to, at all times keep proper Books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to the assets, liabilities and business of the Failed Association acquired or assumed pursuant to the Agreement. All such Books and records will be kept in accordance with generally accepted accounting principles, or regulatory accounting principles, whichever is applicable, consistently applied for the periods involved and in a manner such that information necessary to determine compliance with any requirement of the Agreement will be readily obtainable, and in a manner such that the purposes of the Agreement may be effectively accomplished. The obligations in this Section
11.7 shall run for such period as either Party or the Corporation may seek to assert any claim under the Agreement or any Related Agreement and, in any event, for the longer of (i) six (6) years from Association Closing or (ii) that period required by applicable law.

     11.8 Access to Properties and Books.  The Assuming Institution shall, and
          ------------------------------
shall cause its Subsidiaries to, permit any authorized representatives of the Receiver to visit and inspect any of the properties purchased by it pursuant to the Agreement; to examine the Books of accounts and records of it and its Subsidiaries related to the assets, liabilities and businesses purchased or assumed by the Assuming Institution under the Agreement; to make copies and extracts therefrom at the expense of the Receiver; to discuss such accounts and business with officers, trustees, directors, employees and independent public accountants of it and its Subsidiaries, subject to the rights of any lessee under an existing lease. The Assuming Institution shall, and shall cause its Subsidiaries to, authorize the foregoing at such reasonable times, intervals and locations as may be requested by any authorized representative of the Receiver, without other limitation or qualification. The obligations in this Section 11.8 shall run for such period as either Party or the Corporation may seek to assert any claim under the Agreement or any Related Agreement.

     11.9  Reporting Systems.  The Assuming Institution shall establish and
           -----------------
maintain Books and records which segregate and provide separately for the assets, liabilities and business of the Failed Association acquired or assumed, as the case may be, pursuant to the Agreement for such period as the Assuming Institution may hold such assets prior to put back pursuant to the terms hereof. Such records shall be established and maintained in a manner which will permit the Assuming Institution to prepare, and the Assuming Institution, upon the request of the Receiver, shall promptly prepare and deliver to the Receiver such periodic balance sheets, statements of income and such other statements and schedules related to such assets, liabilities or business as the Receiver may request. Any such statements and schedules shall separately present the financial condition and results of operations with respect to such assets, liabilities and business in accordance with generally accepted accounting principles.

     11.10 Other Information and Instruments.  The Assuming institution shall
           ---------------------------------
promptly provide to the Receiver such other information, including financial statements and computations, relating to the performance of the provisions of the Agreement or otherwise relating to its business and affairs, as the Receiver may from time to time request in writing.

     11.11 Satisfaction of Conditions.  The Assuming Institution shall use its
           --------------------------
best efforts to cause the conditions set forth in Article X to be satisfied as soon as practicable on or after the date of the Agreement and in any event no later than Association Closing. Without limiting the generality of the foregoing, and to the extent it has not previously done so, the Assuming Institution shall promptly prepare and file all applications and other notices required in connection with, and shall use its best efforts to obtain promptly, all authorizations, consents, approvals, licenses, charters, exemptions or other action by any governmental authority or administrative agency required to be obtained by the Assuming Institution or any Holding Company in connection with the performance of the Agreement and the Related Agreements by the Assuming Institution, the performance of each Related Agreement (if any) to which it is a party by each Holding Company (if any), and the consummation of the transactions contemplated by the Agreement and the Related Agreements.

                                  ARTICLE XII

                                 MISCELLANEOUS

     12.1 Entire Agreement.  The Agreement and the Related Agreements embody the
          ----------------
entire agreement of the Parties in relation to the subject matter therein and supersede all prior understandings or agreements, oral or written, between the Parties.

     12.2 Headings.  The headings and subheadings of the Table of Contents,
          --------
Articles and Sections contained in these Standard Terms and in the Agreement, except the terms identified for definition in Article I and elsewhere in the Agreement, are inserted for convenience only and shall not affect the meaning or interpretation of the Agreement or any provision thereof.

     12.3 Counterparts.  The Agreement may be executed in any number of
          ------------
counterparts and by the duly authorized representative of a different Party on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

     12.4 GOVERNING LAW.  THE AGREEMENT AND THE RIGHTS AND OBLIGATIONS UNDER THE
          -------------
AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE FEDERAL LAW OF THE UNITED STATES OF AMERICA, AND IN THE ABSENCE OF CONTROLLING FEDERAL LAW, IN ACCORDANCE WITH THE LAWS OF THE STATE SPECIFIED IN THE AGREEMENT.

     12.5 Successors.  Subject to the limitations of Section 12.6, all terms and
          ----------
conditions of the Agreement shall be binding on the successors and assigns of the Receiver and the Assuming Institution. Except as otherwise specifically provided in the Agreement, nothing expressed or referred to in the Agreement is intended or shall be construed to give any Person other than the Receiver and the Assuming Institution any legal or equitable right, remedy or claim under or in respect of the Agreement or any provisions contained therein, it being the intention of the Parties that the Agreement, the obligations and statements of responsibilities thereunder, and all other conditions and provisions thereof are for the sole and exclusive benefit of the Receiver and the Assuming Institution and for the benefit of no other Person.

     12.6 Modification; Assignment.  No amendment or other modification,
          ------------------------
rescission, release, annulment or assignment of any part of the Agreement shall be effective except pursuant to a written agreement subscribed by the duly authorized representatives of the Parties.

     12.7 Notice.  Any notice, request, demand, consent, approval or other
          ------
communication to either Party shall be effective when received and shall be given in writing, and delivered in person against receipt therefor, or sent by certified mail, postage prepaid or courier service to its address set forth in the Agreement or at such other address or number as it shall hereafter furnish in writing to the other. All such notices and other communications shall be deemed given on the date received by the addressee.

     12.8  Waiver.  The Receiver and the Assuming Institution may waive their
           ------
respective rights, powers or privileges under the Agreement; provided, that such
                                                             --------
waiver shall be in writing; and provided further, that no failure or delay on
                                -------- -------
the part of the Receiver or the Assuming Institution to exercise any right, power or privilege under the Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right, power or privilege under the Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege by the Receiver or the Assuming Institution under the terms of the Agreement, nor will any such waiver operate or be construed as a future waiver of such right, power or privilege under the Agreement.

     12.9  Costs, Fees and Expenses.  Each Party shall pay all costs, fees and
           ------------------------
expenses which it has incurred in connection with the preparation and execution of the Agreement, including without limitation any fees and disbursements to its accountants and counsel; provided, that the Assuming Institution shall pay all
                         --------
fees, costs and expenses (other than attorneys' fees incurred by the Receiver) to effectuate the transfer to it of the assets, liabilities and obligations under the Agreement.

     12.10 Severability.  If any provision of the Agreement is invalid or
           ------------
unenforceable then, to the extent possible, all of the remaining provisions of the Agreement shall remain in full force and effect and shall be binding upon the Parties.

     12.11 Effectiveness.  The Agreement shall become effective upon the
           -------------
satisfaction or waiver of the conditions set forth in Article X; provided,
                                                                 --------
however, that the provisions of Section 11.11 shall be effective upon the
-------
execution of the Agreement.